Exhibit 99.1

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                            ASSET PURCHASE AGREEMENT

                                      among

                             KADANT COMPOSITES LLC,

                                  KADANT INC.,

                               LDI COMPOSITES CO.

                                       and

                      LIBERTY DIVERSIFIED INDUSTRIES, INC.

                                   dated as of

                                October 21, 2005


                 -----------------------------------------------

                            ASSET PURCHASE AGREEMENT

         This Asset Purchase Agreement is made and entered into as of October 21, 2005, among KADANT COMPOSITES LLC, a Delaware limited liability company ("Seller"), KADANT INC., a Delaware corporation ("Kadant"), LDI COMPOSITES CO., a Minnesota corporation ("Buyer"), and LIBERTY DIVERSIFIED INDUSTRIES, INC., a Minnesota a corporation, and parent corporation of Buyer ("Buyer Parent").

         WHEREAS, Seller desires to sell to Buyer all of the tangible and intangible assets of Seller other than the Excluded Assets (as hereinafter defined), and Buyer desires to purchase the same on the terms set forth herein.

         NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

         1.       Sale of Assets  Seller hereby agrees to sell the Assets (as
                  --------------
hereinafter defined) and, at the Closing (as defined in Section 5) of the transactions contemplated by this Agreement, cause the Assets to be conveyed, transferred, assigned and delivered to Buyer, and Buyer hereby agrees to purchase the Assets. "Assets" as used herein means all of the assets of the Seller as of the Closing Date, excluding therefrom the Excluded Assets (as defined below) and including, without limitation:

                  (a)      Finished Goods Inventory.  All inventory of good
                           ------------------------
salable finished goods (the "Finished Goods Inventory");

                  (b)       Work-in-Process Inventory.  All inventory of work-
                            -------------------------
in-process (the "Work-in-Process Inventory");

                  (c)       Raw Materials Inventory.  All inventory of raw
                            -----------------------
materials (the "Raw Materials Inventory" and, together with the Finished Goods Inventory and the Work-in-Process Inventory, the "Inventory");

                  (d)      Customer Purchase Orders.  All orders in the ordinary
                           ------------------------
course of business by Seller's customers to purchase items of Inventory;

                  (e)      Accounts Receivable.  All accounts receivable;
                           -------------------

                  (f)      Records (Paper and Electronic).  All books, records,
                           -----------------------------
files, software, correspondence and other papers, electronic data and storage disks (including without limitation all price lists, costs and purchasing records, sales records, sales correspondence and data processing records);

                  (f)      Prepaid Expenses.  Prepaid expenses of Seller that,
                           ----------------
in the reasonable opinion of the Buyer, have value to the Buyer (the "Prepaid Expenses");

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                  (g)      Intellectual Property and Intangible Assets.  All
                           -------------------------------------------
registered and unregistered patents, trademarks, trade names (including without limitation the trade name GeoDeck (TM)), domain names, trade secrets, copyrights, licenses, product designs, manufacturing processes, servicemarks and logos, customer relationships, customer lists, vendor relationships, vendor lists, artwork, other creative materials, literature, brochures, product advertising or promotional materials, product names and any other intellectual or intangible asset owned or used by the Seller, including the Intellectual Property (as hereinafter defined);

                  (h)      Equipment and Fixed Assets.  All equipment, storage
                           --------------------------
facilities, transfer systems, laboratory equipment, office furniture, vehicles and transportation equipment, leasehold improvements, tooling, dies, molds and related tooling, dies, molds and fixtures used in the business currently being conducted by Seller (the "Fixed Assets");

                  (i)      Contract Rights.  The rights of Seller arising out of
                           ---------------
the contracts, agreements, equipment leases, open purchase orders and commitments specifically described on Schedule 1(i) and assumed by Buyer at
                                      -------------
Closing (the "Assumed Contracts"); and

                  (j)      Leases.  The rights of Seller arising out of the
                           ------
lease for the offices located at 8 Alfred Circle, Bedford, Massachusetts (the "Bedford Facility").

         2.       Excluded Assets.  Notwithstanding the foregoing, the following
                  ---------------
assets of Seller shall be retained by Seller (the "Excluded Assets"): (i) cash and cash equivalents, (ii) all rights of Seller in the corporate name of "Kadant" or "Kadant Composites", (iii) all rights of Seller in the domain names of Kadant or Kadant Composites, (iv) the Regrind Material (as defined in Section 10(f) below), and (v) all prepaid expenses (other than Prepaid Expenses), refunds, and deferred taxes, including the cash represented by such assets.

         3.       Payment of Consideration for Sale and Transfer.  The full
                  ----------------------------------------------
consideration for the conveyance, transfer and assignment of the Assets shall consist of the following:

                  (a)      Purchase Price.  The purchase price for the Assets
                           --------------
will be (i) Twelve Million Five Hundred Seventy One Thousand Dollars ($12,571,000), subject to the Net Asset Adjustment (as hereinafter defined) less
                                                                            ----
(ii) Assumed Payables and Assumed Accrued Liabilities (as hereinafter defined) (in the aggregate, the "Purchase Price").

                  (b)      Closing Date Payments.  On the Closing Date, Buyer
                           ---------------------
shall pay in immediately available funds the Purchase Price, less the amount of One Million Two Hundred Fifty Seven Thousand One Hundred Dollars ($1,257,100) (the "Holdback") for application pursuant to Section 3(d).

                  (c)      Net Asset Adjustment.  (i)  The "Net Asset
                           --------------------
Adjustment" means the amount equal to (A) the book value of the Current Assets (as hereinafter defined) of Seller on the Closing Date (the "Closing Value"), minus (B) Four Million Five Hundred Thirty Three Thousand Ninety Three Dollars ($4,533,093), which is the value of the Current Assets as of October 1, 2005.
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                  (ii)     The "Current Assets" means the portion of the Assets
that constitutes current assets in accordance with generally accepted accounting principals applied consistently and in accordance with Seller's past practices and accounting methods ("GAAP").

                  (iii) If the Net Asset Adjustment is a positive number, the Purchase Price shall be increased by the Net Asset Adjustment and if the Net Asset Adjustment is a negative number, the Purchase Price shall be decreased by the Net Asset Adjustment. The Net Asset Adjustment shall be payable in accordance with Section 3(c)(vi) below.

                  (iv) A Net Asset Adjustment shall be determined by Seller and Buyer at Closing using information available to them at the Closing. For purposes of the Closing Date calculation, (A) accounts receivable shall be included as Current Assets net of a reasonable reserve therefor as set forth in the Financial Statements and (B) Inventory shall be included as Current Assets at book value as of the Closing Date.

                  (v) The actual amount of the Net Asset Adjustment shall be determined within ninety (90) days following the Closing Date (the "Settlement Date"). For purposes of the final calculation, (A) accounts receivable included as Current Assets shall be equal to the amount of accounts receivable actually collected on or before the Settlement Date, and (B) the amount to be included for Inventory shall be determined by physical inventory inspection taken on the Closing Date by representatives of both Buyer and Seller. Buyer agrees that from the Closing Date through the Settlement Date, Buyer shall use commercially reasonable efforts, consistent with Seller's past practices, to collect the accounts receivables identified as of the Closing Date. To the extent that any accounts receivable that were included in the Closing Date calculation of the Net Asset Adjustment remain uncollected as of the Settlement Date (the "Uncollected Accounts Receivable"), then Buyer shall assign to Seller all of its right, title, and interest in and to Uncollected Accounts Receivable, and Seller shall be entitled to seek collection therefor. If, at any time following the Settlement Date, Buyer receives payment of any Uncollected Account Receivable, Buyer shall pay the amount of such payment to Seller promptly following Buyer's receipt of such payment.

                  (vi) If Seller and Buyer fail to agree upon the final calculation of the Net Asset Adjustment by the Settlement Date, then the Seller shall submit its proposed amount of the final Net Asset Adjustment (the "Seller's Amount"), the Buyer shall submit its proposed amount of the final Net Asset Adjustment (the "Buyer's Amount"), and Seller and Buyer shall submit the issues in dispute to an independent third party accounting firm that is mutually acceptable to Buyer and Seller (the "Accounting Firm") for resolution. If issues are submitted to the Accounting Firm for resolution, Seller and Buyer shall furnish or cause to be furnished to the Accounting Firm such books, records, work papers, documents and information relating to the disputed issues as the Accounting Firm may request and make them available to the parties and their respective agents. The Accounting Firm shall prepare and deliver to Seller and Buyer a written report setting forth and explaining its determination of each disputed issue within 30 days after submission to the Accounting Firm. The determination of the Accounting Firm shall be final, binding and conclusive on the parties and the Net Asset Adjustment as determined by the Accounting Firm shall constitute the final determination of the Net Asset Adjustment (the "Final Amount"). If the difference between the Seller's Amount and the Final Amount is less than one-third (1/3) of the difference between the Buyer's Amount and the Seller's Amount, then Buyer shall pay the fees and expenses
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of the Accounting Firm for such determination.  If the difference between the
Buyer's Amount and the Final Amount is less than one-third (1/3) of the difference between the Buyer's Amount and the Seller's Amount, then Seller shall pay the fees and expenses of the Accounting Firm for such determination. In all other cases, the parties shall equally share the fees and expenses of the Accounting Firm for such determination. If the Net Asset Adjustment as finally determined is positive, then Buyer shall pay the amount of the difference within three (3) business days following the date of final determination of the Net Asset Adjustment and if the Net Asset Adjustment as finally determined is negative, then Seller shall pay the amount of the difference within three (3) business days following the date of final determination of the Net Asset Adjustment.

                  (d)      Holdback.  The Holdback described in Section 3(b)
                           --------
will be available for offset against indemnification and other obligations of Seller and Kadant under this Agreement. On the Closing Date, Six Hundred Twenty Eight Thousand Five Hundred Fifty Dollars ($628,550.00) of the Holdback (the "Escrow Amount") will be deposited in escrow with National City Bank (the "Escrow Agent") and held pursuant to the terms of an escrow agreement substantially in the form of Exhibit A hereto (the "Escrow"). Buyer and Seller
                             ---------
shall each pay half of the costs of the Escrow, if any. The portion of the Holdback held in the Escrow will be paid to Seller on May 1, 2007, except to the extent applied to the indemnification and other obligations of Seller and Kadant under Section 12(a) of this Agreement and except to the extent of Losses for which notices of claim have been submitted by Buyer Indemnified Parties under Sections 12(c) and 12(d) of this Agreement. The remainder of the Holdback,
Six Hundred Twenty Eight Thousand Five Hundred Fifty Dollars ($628,550.00) (the "Holdback Amount"), will be held by Buyer and will be paid to Seller on the first anniversary of the Closing Date in accordance with the terms of and subject to reduction as provided in a Holdback Agreement substantially in the form of Exhibit B hereto (the "Holdback Agreement"). Indemnification and other
        ---------
obligations of Seller under this Agreement will be charged first against the Holdback Amount and then against the Escrow Amount.

                  (e)      Transfer Taxes.  Seller shall pay all transfer taxes,
                           --------------
if any, with respect to the sale of the Assets.

         4.       Liabilities.
                  -----------

                  (a)      Assumed Liabilities.  Buyer shall not assume or be
                           -------------------
liable for any liabilities, commitments or obligations of Seller, except (i) liabilities existing on the Closing Date specifically identified on Schedule
                                                                    --------
4(a) in the amount set forth thereon (the "Assumed Payables"), (ii) accrued
----
liabilities specifically identified on Schedule 4(a) in the amount set forth
                                       -------------
thereon (the "Assumed Accrued Liabilities"), and (iii) obligations arising after the Closing Date with respect to Assumed Contracts specifically identified on
Schedule 1(i) (the "Assumed Contract Liabilities", and, together with the
-------------
Assumed Payables and Assumed Accrued Liabilities, the "Assumed Liabilities".
The Purchase Price shall be $12,571,000, subject to the Net Asset Adjustment, less the amount of the Assumed Payables and the Assumed Accrued Liabilities. At
----
the Closing, the Assumed Liabilities shall be calculated and based on the Seller's Balance Sheet as of October 1, 2005. The parties acknowledge that the Purchase Price shall be subject to adjustment after the Closing, based on any changes to the value of the Assumed Liabilities from October 1, 2005 through and including the Closing Date.
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                  (b)      Retained Liabilities.  Seller agrees that, other than
                           --------------------
the Assumed Liabilities, all liabilities, commitments and obligations of Seller (the "Retained Liabilities") are not assumed by Buyer and shall be paid, performed and discharged by Seller as of or after the Closing Date as they become due, including, without limitation, leases, contracts, agreements and indebtedness and all obligations whatsoever with respect to trade and non-trade creditors, sales representatives, employees, any lien or obligation described in
Schedule 6(e) that becomes a charge against Buyer or any of the Assets,
-------------
employee benefit plans, credit balances, rebates (to the extent Seller benefited from the underlying sale), liability for breach of any contract, breach of warranty, tort or infringement, liability of Seller for violation of law, product liability claims with respect to finished goods sold by Seller or its Affiliates (as defined in Section 6(p)) prior to the Closing Date and the Finished Goods Inventory sold by Buyer after the Closing Date, claims with respect to Excluded Assets sold by Seller or its Affiliates after the Closing Date, taxes of whatever nature and obligations with respect to statutory or other liens imposed by law (such as materialmen's, mechanic's, carriers', workmen's and repairmen's liens) and other similar liens. Notwithstanding the foregoing, the parties acknowledge and agree that any and all Warranty Claims
(as defined in Section 10(a)(ii) below) shall be governed and subject to the provisions of Section 10(a) of this Agreement.

         5.       Closing Date.  The closing hereunder shall be held on the date
                  ------------
hereof, or at such time and place as Seller and Buyer otherwise may agree (the "Closing" or the "Closing Date"). The Closing shall be held by facsimile exchange of executed closing documents followed by delivery of originally executed documents or in such other manner and at such other place as the parties may mutually agree in writing. On the Closing Date, Seller and Buyer shall comply with the conditions precedent specified in Sections 8 and 9. The Closing of the transactions contemplated hereby shall be deemed to have occurred as of 11:59 PM, EST on the Closing Date.

         6.       Representations and Warranties of Seller and Kadant.  To
                  ---------------------------------------------------
induce Buyer to enter into this Agreement and subject to the terms, conditions and limitations set forth in this Agreement, Seller and Kadant, jointly and severally, represent and warrant with and to Buyer as of the date hereof (which date is also the "Closing Date"), as follows:

                  (a)      Corporate Organization. Seller is limited liability
                           ----------------------
company duly organized, validly existing and in good standing under the laws of the state of its formation, duly authorized under its certificate of formation and applicable laws to engage in the business conducted by it and duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a Material Adverse Effect. As used herein, "Material Adverse Effect" means any event, change, effect, fact or condition that has occurred which, individually or in the aggregate and taken as a whole, has a material adverse effect upon the business operations, results of operations or financial condition of Seller's business, the Assets or the liabilities of Seller. Seller is the successor by reorganization to Kadant Composites Inc. (the "Predecessor Company") and all assets owned and business operated by the Predecessor Company prior to the reorganization are now owned and operated by the Seller.
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                  (b)      Authorization of Agreement.  This Agreement, the
                           --------------------------
execution and delivery hereof by Seller, the sale and transfer of the Assets as herein provided and the performance by Seller of its obligations and undertakings hereunder have been duly authorized and approved by all requisite corporate action. This Agreement and all of the documents and instruments described in Sections 8 and 9 to which Seller is a party have been duly executed and delivered by Seller and constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms. The execution of this Agreement and the consummation of the transactions contemplated hereby do not violate (i) the provisions of any contract, arrangement or instrument to which Seller or any of its Affiliates is a party or by which any of them or their assets are bound, (ii) any order, decree or judgment of any court or governmental body having jurisdiction over Seller or any of its Affiliates, or (iii) any law or regulation applicable to Seller or any of its Affiliates. All consents or approvals of any court, regulatory authority or third party required to be given in connection with the performance obligations of Seller or the consummation by Seller of the transactions contemplated hereby or by such documents and instruments have been given, excluding any consents or approvals that may become applicable as a result of the business or activities in which Buyer is or proposes to be engaged or as a result of any acts or omissions by, or the status of or any facts pertaining to, Buyer. All approvals, if any, of local, state and federal authorities reasonably necessary to permit performance by Seller of its obligations contemplated hereunder have been obtained. There are no claims, actions, suits, arbitrations or other legal or administrative proceedings pending or, to the knowledge of Seller, threatened against or affecting Seller which involve the validity of this Agreement or the transactions contemplated hereby.

                  (c)      Financial Statements; Undisclosed Liabilities.
                           ---------------------------------------------
Seller has delivered to Buyer the financial statements and financial information described on Schedule 6(c) (collectively, the "Financial Statements"). The
             -------------
Financial Statements are complete and accurate and fairly present in all material respects the financial condition of Seller as of the dates of the respective Financial Statements and the results of operations of Seller for the periods to which the Financial Statements relate, provided that the Financial Statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate). Since the date of the most recent Financial Statements, there has not been any change in the business, financial condition, operations or results of operations of Seller that could have a Material Adverse Effect. Seller has no debts, liabilities or obligations (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due including any liability for taxes) except (i) liabilities set forth on the face of or reflected on the most recent Financial Statements, (ii) liabilities which have arisen since the date of the most recent Financial Statements in the ordinary course of business and are included as Assumed Payables or Assumed Accrued Liabilities, (iii) liabilities that are not required by generally accepted accounting principles to be set forth on the face of or reflected on the most recent Financial Statements but have been disclosed to Buyer, and (iv) liabilities and obligations that are not, individually or in the aggregate, material.

                  (d)      Condition of Assets; Conformity with Law; Approvals.
                           ---------------------------------------------------
The Fixed Assets are in good operating condition and repair, reasonable wear and tear and all previously disclosed conditions and defects excepted. The Fixed Assets have an original cost, determined in accordance with GAAP, of not less than $10,138,000. The Inventory consists of items of a quality and quantity usable or saleable in the ordinary course of business and, as to the classes of items inventoried and methods of counting and pricing, such inventories were determined in a manner consistent with
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prior years.  Seller and, to Seller's knowledge, Seller's properties and equipment (whether owned or leased) are in conformity with all applicable laws (including rules, regulations, orders and decrees) of federal, state and local governments and agencies and applicable ordinances and regulations and building, zoning and other laws and no action, suit proceeding, investigation, demand or notice has been filed or commenced by any entity claiming any failure to conform with such applicable laws, except where any such nonconformity could not reasonably be expected to have a Material Adverse Effect. None of the Assets have been materially damaged or destroyed by fire, storm or other casualty. All governmental approvals, permits and licenses required for the conduct of Seller's business have been obtained, are in full force and effect and are being complied with by Seller, excluding any approvals, permits, consents, requirements, violations, conflicts, defaults or rights (i) which would not, individually or in the aggregate, be material or (ii) which become applicable as a result of the business or activities in which Buyer is or proposes to be engaged or as a result of any acts or omissions by, or the status of or any facts pertaining to, Buyer.

                  (e)      Title to Assets.  Seller has good and marketable
                           ---------------
title to the Assets, free and clear of all liens, assignments, claims, mortgages, encumbrances, charges or security interests of any kind or nature, except as described in Schedule 6(e) (as so described, "Permitted Liens").
                       -------------

                  (f)      Sale of Assets.  Since the date of the most recent
                           --------------
Financial Statements, Seller has not sold, transferred, removed, encumbered or otherwise disposed of any assets of the kind herein described as Assets, except sales of Inventory made in the usual and ordinary course of business and the transfer of the Assets to the Seller by the Predecessor Company in connection with the reorganization described in Section 6(a).

                  (g)      Conduct of Business.  Except as set forth in Schedule
                           -------------------                          --------
6(g), Seller has not made any purchases or sales of Inventory except in the
----
usual and ordinary course of its business, Seller has maintained its Inventory in accordance with Seller's past practices and Seller's customer and vendor base has not changed in any material respect since January 1, 2004. Except as set forth in Schedule 6(g), Seller has not received notice of any change in its
             -------------
customer or vendor base nor does Seller have any knowledge that a customer or vendor will not continue to be a customer of or vendor to Buyer after Closing or that the business of any customer or vendor will be discontinued after Closing. The sales reports included as part of the Financial Statements are true and correct statements of sales of Seller for the period described.

                  (h)      No Default Under Contracts.  Except as set forth on
                           --------------------------
Schedule 6(h), Seller has fulfilled or has taken all action reasonably necessary
-------------
to enable it to fulfill on a current basis as of the Closing Date all obligations under the Assumed Contracts and under vendor or customer purchase orders. Except as set forth on Schedule 6(h), to Seller's knowledge, there has
                                -------------
not occurred any default or event which, with the passage of time or the giving of notice, will become a default under any Assumed Contract, and all amounts due and owing by Seller and by any other party under any such Assumed Contract has been paid in full or, for obligations which are due at or after the Closing, no prepayments have been accepted other than deposits in the ordinary course of business.

                  (i)      Assumed Contracts; Leases; Consents.  There are no
                           -----------------------------------
approvals or consents required to assign the Assumed Contracts to Buyer other than as listed on Schedule 6(i). Seller shall remain obligated with respect to
                  -------------
all agreements that are not Assumed Contracts. True and
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correct copies of all Assumed Contracts (as described in Schedule 1(i)) have
                                                         -------------
been delivered to Buyer.

                  (j)      Litigation.  Except as set forth on Schedule 6(j),
                           ----------                          -------------
there are no claims, actions, suits, arbitrations or other legal or administrative proceedings pending or, to Seller's knowledge, threatened against or affecting Seller. There are no unsatisfied judgments or outstanding orders, injunctions, decrees, stipulations or awards (whether rendered by a court or administrative agency or by arbitration) against Seller or against any of the properties or business of Seller.

                  (k)      Employees.  Seller is in compliance in all material
                           ---------
respects with all federal and state laws, regulations and orders respecting employment and employment practices, terms and conditions of employment and wages and hours, and Seller has not engaged in any unfair labor practices.
There have been no unfair labor practice proceedings against Seller. There currently are no grievances or unfair labor practice proceedings or union representation issues pending or, to the knowledge of Seller, threatened against Seller which would have a Material Adverse Effect. There is no labor strike, work stoppage or other labor dispute pending or, to the knowledge of Seller, threatened against or affecting Seller. Seller has not taken any action that would require any notices and related payments under the Worker Adjustment and Retraining Notification Act ("WARN"), 29 U.S.C.A. Section 2101-2109. All wages, salaries, commissions, bonuses, benefits and other compensation which have become due and payable to any employee of Seller have been paid or fully accrued and Seller shall have no obligation for any such liabilities except to the extent specifically included in the Assumed Liabilities.

                  (l)      Purchase and Sale Obligations.  Each unfilled
                           -----------------------------
purchase order of Seller, each customer purchase order and each other commitment or undertaking for purchases or sales made by Seller was made in the ordinary course of business and, except for purchases of Biodac from Kadant GranTek Inc. in the ordinary course of business, were made with entities which are not Affiliates of Sellers or Kadant. Each such purchase order of Seller was made in an arms' length transaction at market prices prevailing at the time when such order was made and was made in accordance with Seller's past practices.

                  (m)      Compensation and Commissions.  Other than such rights
                           ----------------------------
or obligations of Seller as may arise under Seller's general company employee manual, a copy of which has been delivered to Buyer, there are no employment agreements or other arrangements between Seller or any Affiliate of Seller and any employee of Seller. No employees of Seller are leased employees or contractors, other than temporary workers at Seller's facility located at 1518 South Broadway, Green Bay, Wisconsin, the Bedford Facility, and Seller's sales representatives. All commission arrangements or other bonus or incentive programs between Seller and its sales representatives are listed on Schedule
                                                                    --------
6(m).  All sales representatives are independent contractors of Seller.  Seller
----
acknowledges that Buyer is not assuming, and will have no obligation with respect to, any such agreements and arrangements with sales representatives or any arrangements with employees, including without limitation any costs or expenses (including attorneys' fees) relating to the termination in any manner of an employee or sales representative whether such termination occurs or such costs are incurred before or after Closing except to the extent specifically included in the Assumed Liabilities.
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                  (n)      Employee Benefits.  All obligations of Seller
                           -----------------
accruing on or before the Closing Date, whether arising by operation of law, by contract or by past custom, for payments or contributions to trusts or other funds or to any governmental agency, with respect to unemployment compensation benefits, profit sharing, pension and retirement benefits, social security benefits or any other employee benefits of similar character have been paid or will be paid when due by Seller or are specifically included in the Assumed Liabilities. All such benefits payable directly to employees of Seller have been paid or will be paid by Seller or are specifically included in the Assumed Liabilities. All obligations of Seller, whether arising by operation of law, by contract or past custom, for vacation pay, medical benefits, bonuses, severance and other forms of compensation which are or may become payable to employees have been paid or will be paid by Seller when due or are specifically included in the Assumed Liabilities.

                  (o)      Insurance.  Schedule 6(o) sets forth an accurate
                           ---------   -------------
description of each insurance policy (including policies providing property, casualty, liability and workers' compensation coverage and bond and surety arrangements) to which Seller has been or is a party, named insured, or otherwise the beneficiary of coverage. With respect to each such insurance policy, Seller is not and, to the knowledge of Seller, no other party to the policy is, in breach or default (including with respect to the payment of premiums or the giving of notices), no event has occurred which, with notice or the lapse of time or the giving of notice, would constitute such a breach or default or permit termination, modification or acceleration under the policy, and no party to the policy has repudiated any provisions thereof. Seller has been covered during the past five years by insurance in scope and amount customary and reasonable for the business in which it has engaged in all material respects.

                  (p)      Parties in Interest.  Except as set forth on Schedule
                           -------------------                          --------
6(p), for the periods to which the Financial Statements relate, there have been
----
no material transactions between Seller and any Affiliate of Seller. "Affiliate" means, with respect to any person or entity, any other person or entity which, directly or indirectly, controls or is controlled by or is under common control with such person or entity, and "control" and its variations mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through ownership of voting securities or partnership or member interests or otherwise.

                  (q)      Product Liability and Warranty Claims.  Except as set
                           -------------------------------------
forth on Schedule 6(q), to Seller's knowledge, each product manufactured, sold,
         -------------
leased or delivered by or on behalf of Seller has been and will be in conformity with all applicable contractual commitments and all express or implied warranties. Except as set forth on Schedule 6(q), to Seller's knowledge, there
                                    -------------
are no product liability or warranty claims, claims by any customer asserting rights to a return credit for goods in its possession, demands, liabilities or assertions of any nature whatsoever, or, to Seller's knowledge, any basis therefor, relating to any product which is or has ever been a product designed, manufactured or sold by Seller. Seller has not been refused coverage or withdrawn any application for products liability insurance.

                  (r)      Intellectual Property.  Seller owns or has the right
                           ---------------------
to use pursuant to license or other permission all inventions, patents, trademarks, service marks, trade dress, logos, trade names, corporate names, domain names, copyrightable works (including computer software and related data), all other proprietary rights and all registrations or rights to registration thereof used in
<

>

connection with Seller's business ("Intellectual Property") as set forth on
Schedule 6(r).  Schedule 6(r) sets forth a list of Intellectual Property
-------------   -------------
currently used by Seller relating to the Seller's business, and, if applicable, registration numbers issued by the United States Patent and Trademark Office and any other issuing body, and the ownership of such Intellectual Property. All renewal and maintenance fees due with respect to the Intellectual Property have been paid if currently due. Each item of Intellectual Property owned or used by Seller immediately prior to Closing will be transferred by Seller to Buyer at Closing by appropriate conveyance documentation, subject to filing of such conveyance documentation in the appropriate filing offices. No Intellectual Property infringes upon a United States copyright, trademark or trade name or violates the proprietary copyright, trademark or trade name rights of any third party and, except as set forth on Schedule 6(r), the Company has not received
                                  -------------
any notice of any third party claim of any such infringement. Seller has the right to use, free and clear of any security interests, royalty or other payment obligation or claim of infringement, all such Intellectual Property, subject only to any obligations under the Assumed Contracts.

                  (s)      Tax Matters.  There have been filed all tax returns
                           -----------
which are required to be filed by Seller and all such tax returns are true, correct and complete in all material respects. To Seller's knowledge, Seller has paid all income, premium, payroll, unemployment, excise, withholding, social security, real property personal property, sales, transfer and other taxes, and all interest, penalties, assessments or deficiencies thereon shown on such returns to be payable by Seller which have become due and could constitute a lien on the Assets, and adequate provision has been made for all taxes which will become due and payable. Kadant is responsible to pay the full amount of any such taxes shown on such returns that have not been paid in full as of the date thereof. There is not pending or, to Seller's knowledge, threatened, any action, suit, claim, proceeding or investigation by any domestic or foreign governmental authority for assessment or collection of taxes which could result in a lien on the Assets. To Seller's knowledge, Seller has withheld and paid and will withhold and pay all taxes required to be have been withheld and paid in connection with amounts paid or owed to any employee, independent contractor, creditor, stockholder or other third party. No taxing authority is expected to assess any additional taxes against Seller for any period for which tax returns have been filed. Seller has not waived any statute of limitations in respect of taxes or agreed to any extension of time with respect to a tax assessment or deficiency. Except as set forth on Schedule 6(s), no audits of Seller have been
                                    -------------
conducted or are currently being conducted by the Internal Revenue Service or any state, local or other tax authority. Seller will file or cause to be filed all tax returns which may be required to be filed for the period or periods ending prior to or after the Closing Date and will pay all taxes due with respect to such periods including interest and penalties, if any.

                  (t)      Disclosure.  This Agreement, the matters contained
                           ----------
herein and the documents referenced in this Agreement, the Exhibits and the Schedules, and the Financial Statements do not contain on the date hereof any misrepresentation of a material fact and do not omit to state any material fact necessary to make the statements made, in light of the circumstances in which made, not misleading to the extent such the matter to which such statement or omission relates has a Material Adverse Effect on the Assets or the business of Seller.

                  (u)      Brokers.  Except for Matrix Capital, no person is
                           -------
entitled to any broker's, finder's or similar fee or commission in connection with the transactions contemplated by this
<
                                       11
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>

Agreement based on arrangements made by or on behalf of Seller or any Affiliate. Seller agrees to pay all amounts payable to Matrix Capital in connection with the transactions contemplated by this Agreement.

                  (v)      Kadant.  Kadant has full and absolute legal right,
                           ------
power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Kadant, and this Agreement is the valid and binding obligation of Kadant, enforceable against Kadant in accordance with its terms. None of the execution, delivery or performance of this Agreement by Kadant or the consummation of the transactions contemplated hereby or compliance by Kadant with any of the provisions hereof will (i) conflict with, or result in any violations of, or cause a default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any benefit under any term, condition or provision of any instrument or agreement to which Kadant is a party or by which Kadant or any of its properties may be bound, (ii) violate any law, statute, rule or regulation or order, writ, injunction or decree of any governmental entity applicable to Kadant or any of its properties, or (iii) result in an encumbrance on or against any assets, rights or properties of Kadant. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (government or private) is required in connection with the execution, delivery and performance by Kadant of this Agreement or the consummation by Kadant of the transactions contemplated hereby.

                  (w)      No Restraining Action; Approvals.  No legal actions
                           --------------------------------
or proceedings have been instituted to restrain or prohibit the consummation of the transactions contemplated by this Agreement, and all approvals, if any, of local, state and federal authorities reasonably necessary to permit performance by Seller of its obligations contemplated hereunder have been obtained.

                  (x)      Damage and Destruction.  None of the Assets have been
                           ----------------------
materially damaged or destroyed by fire, storm or other casualty.

                  (y)      Environmental and Safety Laws.  Seller and Seller's
                           -----------------------------
properties and equipment (whether owned or leased) are in conformity with all applicable environmental, hazardous substances and occupational safety laws, rules, regulations and orders to the extent nonconformity would have a Material Adverse Effect.

         7.       Representations and Warranties of Buyer.  To induce Seller to
                  ---------------------------------------
enter into this Agreement and subject to the terms, conditions and limitations set forth in this Agreement, Buyer and Buyer Parent, jointly and severally, represents and warrants with and to Seller as follows:

                  (a)      Corporate Organization.  Buyer is a corporation duly
                           ----------------------
organized, validly existing and in good standing under the laws of the State of Minnesota, duly authorized under its articles of incorporation and applicable laws to engage in the business conducted by it and duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business conducted by it makes such licensing or qualification necessary, except where failure to be so licensed or qualified, individually or in the aggregate, would not have a Materially Adverse Effect on the business, financial condition, operations or results of operations of Buyer.
<

>

                  (b)      Authorization; Noncontravention.  This Agreement, the
                           -------------------------------
execution and delivery hereof by Buyer and Buyer Parent, the payment of the Purchase Price as herein provided and the performance by Buyer and Buyer Parent of its respective obligations and undertakings hereunder have been duly authorized and approved by all requisite corporate actions of Buyer or Buyer Parent, as applicable. This Agreement and each of the documents and instruments described in Sections 8 and 9 to which Buyer or Buyer Parent is a party has been duly executed and delivered by Buyer or Buyer Parent, as applicable. This Agreement and each of the documents and instruments described in Sections 8 and 9 to which Buyer or Buyer Parent is a party constitutes the legal, valid and binding obligations of Buyer or Buyer Parent, as applicable, enforceable against Buyer or Buyer Parent in accordance with their respective terms. The execution of this Agreement and such other documents and instruments by the Buyer or Buyer Parent, as applicable, and the consummation of the transactions contemplated hereby and thereby do not violate (i) the articles of incorporation or bylaws of Buyer or Buyer Parent, as applicable, (ii) the provisions of any contract, arrangement or instrument to which Buyer or Buyer Parent is a party or by which Buyer, Buyer Parent, or their respective assets are bound, (iii) any order, decree or judgment of any court or governmental body having jurisdiction over Buyer or Buyer Parent, or (iv) any law or regulation applicable to Buyer or Buyer Parent. All consents or approvals of any court or regulatory authority required to be given in connection with the obligations of Buyer and Buyer Parent contemplated hereby and thereby have been given.

                  (c)      Brokers.  No person is entitled to any broker's,
                           -------
finder's or similar fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by or on behalf of Buyer or Buyer Parent.

                  (d)      Litigation.  There are no claims, actions, suits,
                           ----------
arbitrations or other legal or administrative proceedings pending or, to the knowledge of Buyer or Buyer Parent, threatened against or affecting Buyer or Buyer Parent which involve the validity or performance of this Agreement.

                  (e)      No Restraining Action; Approvals.  No legal action or
                           --------------------------------
proceeding has been instituted to restrain or prohibit the consummation of the transactions contemplated by this Agreement, and all approvals, if any, of local, state or federal authorities reasonably necessary to permit performance by Buyer or Buyer Parent of its respective obligations contemplated hereunder have been obtained.

                  (f)      Due Diligence Investigation.  Buyer, Buyer Parent,
                           ---------------------------
and their respective representatives have had the opportunity to ask questions of and receive answers from representatives of Seller and to obtain information of Seller concerning Seller, its business and its financial condition, and based on the information provided by (i) Seller to Buyer, Buyer Parent, or their representatives or consultants, or (ii) Buyer's or Buyer Parent's representatives or consultants to Buyer or Buyer Parent, neither Buyer, nor Buyer Parent is aware of any breaches of any of Seller's or Kadant's representations and warranties in this Agreement.
<

>

         8.       Closing Deliverables to Buyer.  Unless waived, in whole or in
                  -----------------------------
part, in writing by Buyer, the obligations of Buyer hereunder are subject to receipt of the following deliverables at Closing:

                  (a)      Certificate of Seller.  Seller shall provide Buyer
                           ---------------------
with a certificate with respect to Seller's certificate of formation, limited liability company agreement, certificate of good standing and the written action of the board of managers and members of Seller approving the execution and delivery of this Agreement and related documents and instruments, and the consummation of the transactions contemplated hereby.

                  (b)      General Transfer Documents.  Buyer shall receive a
                           --------------------------
Bill of Sale conveying the Assets to Buyer in the form attached hereto as Exhibit C.
---------

                  (c)      Purchase Orders.  Seller shall provide Buyer with a
                           ---------------
copy of all purchase orders which have not been filled by Seller or by vendors to Seller as of Closing.

                  (d)      Intellectual Property Assignments.  Seller shall
                           ---------------------------------
deliver unconditional assignments of all Intellectual Property described on
Schedule 6(r) in the form of Schedule 8(d).
-------------                -------------

                  (e)      Assignment of Contracts and Agreements.  Seller shall
                           --------------------------------------
have assigned the Assumed Contracts to Buyer in the form of the Assignment and Assumption Agreement attached hereto as Exhibit D.
                                        ---------

                  (f)      Service of Key Employees.  The key employees of
                           ------------------------
Seller, as identified on Schedule 8(f), (the "Key Employees") shall have
                         -------------
accepted employment with Buyer.

                  (g)      Escrow Agreement.  Seller shall execute and deliver
                           ----------------
the Escrow Agreement.

                  (h)      Biodac Supply Agreement.  Seller shall execute and
                           -----------------------
deliver the Biodac Supply Agreement attached hereto as Exhibit E.
                                                       ---------

                  (i)      Warranty Fund Escrow Agreement. Seller shall execute
                           ------------------------------
and deliver the Warranty Fund Escrow Agreement attached hereto as Exhibit F (the
                                                                  ---------
"Warranty Fund Escrow Agreement").

         9.       Closing Deliverables to Seller.  Unless waived, in whole or in
                  ------------------------------
part, in writing by Seller, the obligations of Seller hereunder are subject to receipt of the following deliverables at Closing:

                  (a)      Certificate of Buyer.  Buyer shall provide Seller
                           --------------------
with a certificate with respect to Buyer's articles of incorporation, bylaws, certificate of good standing and the written action of the board of directors approving the execution and delivery of this Agreement and related documents and instruments and the consummation of the transactions contemplated hereby.
<

>
                  (b)      Purchase Price; Escrow.  Buyer shall (i) pay the
                           ----------------------
Purchase Price as described in Section 3(b) and required to be made at Closing, and (ii) deposit the Escrow Amount into Escrow as provided in Section 3(b) and execute and deliver the Escrow Agreement.

                  (c)      Assignment and Assumptions Agreement.  Seller shall
                           ------------------------------------
have received the Assignment and Assumption Agreement, duly executed by Buyer.

                  (d)      Biodac Supply Agreement.  Buyer shall execute and
                           -----------------------
deliver the Biodac Supply Agreement.

                  (e)      Warranty Fund Escrow Agreement. Buyer shall execute
                           ------------------------------
and deliver the Warranty Fund Escrow Agreement.

         10.      Post-Closing Agreements.  Following Closing, Buyer and Seller
                  -----------------------
agree as follows:

                  (a)      Warranty Fund.
                           -------------

                           (i)       On the Closing Date, Kadant and Seller will
deposit Three Million Five Hundred Thousand Dollars ($3,500,000.00) with the Escrow Agent to be held in a separate and distinct escrow account from the Escrow Amount (the "Warranty Fund"). Amounts held in the Warranty Fund shall be invested in money market funds with earnings credited to the Warranty Fund.

                           (ii)      The Warranty Fund shall be administered by
and available to the Buyer to cover Warranty Claim Costs and Expenses (defined below) related to the replacement of products produced by Seller prior to Closing and claimed by purchasers ("Claimants") of those products to be faulty, defective or otherwise unacceptable ("Warranty Claims"). For a period of the earlier of (A) five (5) years following the Closing Date or (B) the date that the Warranty Fund is exhausted ("Buyer's Administration Period"), Buyer shall administer Warranty Claims and Buyer may withdraw funds from the Warranty Fund to pay for Warranty Costs and Expenses. "Warranty Costs and Expenses" means actual direct costs and expenses incurred during the warranty period by Buyer in connection with remedying Warranty Claims, including replacement at cost
(not selling price) of material, but excluding any internal administrative costs. The Warranty Fund may be used only for the costs and expenses of remedying Warranty Claims with no right of setoff against any claims for indemnification or other obligations of Seller to Buyer hereunder. If, during Buyer's Administration Period, a Claimant has notified Seller that Buyer has not resolved that Claimant's Warranty Claim to the reasonable satisfaction of the Claimant, Seller may take reasonable and necessary action to resolve the Warranty Claim and Seller may withdraw funds from the Warranty Fund to pay for Warranty Costs and Expenses incurred in taking such action.

                           (iii)     Within five (5) business days after the end
of each calendar quarter during Buyer's Administration Period, Buyer shall provide written reports to Seller with respect to Warranty Claim activity for immediately preceding calendar quarter, including an analysis of Warranty Claim history and Buyer's warranty claim log, and Seller shall have the right at any time to audit the Warranty Fund and the activity with respect to Warranty Claims. In addition, with five (5) business days after the end of each month, Buyer shall provide Seller with information as requested by Seller that is necessary to be included in Seller's monthly report which Seller files
<

>

with the Consumer Product Safety Commission ("CPSC") regarding Seller's recall that has been filed with the CPSC. Within five (5) business days after the end of the Buyer's Administration Period, the balance of funds remaining in the Warranty Fund (less the amount of any Warranty Claims made prior to such date but for which payment has not been made by the Buyer or to reimburse the Buyer) shall be paid to Seller. At the end of the Buyer's Administration Period, Seller shall reassume responsibility for the administration, correction and settlement of Warranty Claims. During its respective period of administration, each party shall administer Warranty Claims in its sole discretion, provided that each party shall honor applicable warranty obligations. During the period that Seller is administering Warranty Claims, Buyer shall provide reasonable assistance in obtaining information about applicable Warranty Claims, and Buyer shall provide to Seller material for use on Warranty Claims at cost plus ten
percent (10%).   The Warranty Fund shall be held and disbursed by the Escrow
Agent pursuant to the Warranty Fund Escrow Agreement.

                  (b)      Access to and Retention of Books and Records.  All of
                           --------------------------------------------
the books, records, files and other information, including electronic records, acquired by Buyer shall remain reasonably available to Seller, and all books, records, files and other information, including electronic records, retained by Seller relating to the Assets shall remain reasonably available to Buyer, for review and copying for a period of seven (7) years following the Closing Date or for any longer periods as may be required specifically by any governmental entity or ongoing litigation, provided that such access shall not unreasonably interfere with the business operation of the party in possession, reasonable advance written notice shall have been given and the requesting party may only use such information for legitimate business purposes relating to the period prior to the Closing Date. Books and records, including without limitation, historical financial and tax information, acquired by Buyer or retained by Seller shall be retained by the parties in compliance with applicable governmental requirements for records retention. If at any time within seven
(7) years following Closing Buyer or Seller wishes to dispose of books and records related to the Business, the party wishing to dispose shall give prior written notice to the other party of its intention, specifying the books and records of which it wished to dispose. If, within 45 days of receipt of such notice, the notified party has not given instructions to the notifying party to deliver specified books and records to it, the notifying party may dispose of such books and records. Notice shall be given as described in Section 13(e) below. The parties acknowledge that the foregoing time limitations shall not apply to any sales records of Seller acquired by Buyer, and all such sales records shall be retained indefinitely so that Buyer and Seller can have access to such records in connection with any Warranty Claims.

                  (c)      Public Announcements.  None of Seller, Buyer or any
                           --------------------
Affiliate of either shall issue any report, statement or press release or otherwise make any public statement with respect to this Agreement and the transactions contemplated hereby without prior consultation with and approval of Buyer or Seller, as the case may be, except as may be required by law or as may be necessary in order to discharge its disclosure obligations, in which case such party nevertheless shall advise Buyer or Seller, as the case may be, and discuss the content of the disclosure before issuing any such report, statement or press release.

                  (d)      Further Assurances.  From time to time at the
                           ------------------
reasonable request of Buyer, Seller and Kadant shall take such other actions, make such payments and execute and/or deliver such books, records, documents, certificates and instruments better to effect the transactions
<

>
contemplated hereby, including (i) those reasonably necessary to vest Seller's rights (if any) to the Assets in Buyer, (ii) prompt payment of and any filings necessary to pay any lien, including Permitted Liens, which becomes a charge against the Buyer or the Assets and proof reasonably acceptable to Buyer of such disposition and (iii) prompt payment and discharge of any liability described in
Section 4 that attaches to and becomes a charge against the Assets or becomes a claim made against Buyer.

                  (e)      Certain Employee Matters.
                           ------------------------

                           (i)       Offers of Employment of Employees;
                                     ----------------------------------
Termination.  At or prior to the Closing, Buyer shall offer employment as of
-----------
Closing Date to those employees of Seller identified in writing by Buyer at comparable positions, compensation, and benefits as are in place immediately prior to the Closing (those employees to whom Buyer shall offer employment shall be the "Employees", and those to whom Buyer does not offer employment shall be referred to as the "Retained Employees"). At or prior to the Closing, Buyer shall offer to enter into agreements or arrangements with the sales representatives identified on Schedule 10(e)(i) attached hereto.
                              --------------

                           (ii)      Responsibility of Seller for Retained
                                     -------------------------------------
Employees.  Seller shall be responsible for any notices and related payments
---------
required under WARN with respect to the transactions contemplated under this Agreement. Seller shall be responsible for, and hold Buyer harmless against, any severance payments or other obligations (including without limitation, any liability for wrongful discharge, unused vacation days and accrued but unused sick days) that may be due by reason of the employment by Seller or termination of the employment by Seller of any Employees on or prior to the Closing Date (other than to the extent such payments or obligations are included in the Assumed Payables or Assumed Accrued Liabilities), and by reason of the employment or termination of the employment of any Retained Employees at any time. All agreements and arrangements between Seller and its sales representatives will be terminated at Closing or as soon as possible after Closing as complies with the terms of such agreement or arrangement, and all obligations of Seller with respect to such agreements and arrangements will be satisfied by Seller when due.

                  (f)      Regrind Material.  Buyer has elected not to acquire
                           ----------------
approximately 2,700,000 pounds of certain material of Seller that has been recalled and is currently used as regrind material in the production of composite resin/fiber building products (the "Regrind Material"), of which approximately (i) 1,900,000 pounds is currently stored at a storage facility located at K & K Warehousing 770 McDonald Street, Green Bay, Wisconsin, and (ii) 800,000 pounds is currently stored in two locations at Seller's facility at 1518 South Broadway, Green Bay, Wisconsin. The Regrind Material is valued on Seller's Balance Sheet as of October 1, 2005 at approximately $593,000. During the three years immediately following the Closing (the "Regrind Usage Period"), Buyer hereby agrees to use commercially reasonable efforts to utilize the Regrind Material in production of composite resin/fiber building products after the Closing, provided, however, that Buyer shall not be obligated to use any Regrind Material that adversely effects the quality of the composite resin/fiber products in which the Regrind Material is being used. Seller shall supply such Regrind Material to Buyer, and Buyer agrees to purchase such Regrind Material from Seller at a price of $.22/lb, representing Seller's cost for such Regrind Material. Buyer further agrees to use commercially reasonable efforts (i) to seek to develop, determine, or establish an effective means to
<

>

test the Regrind Material so that its efficacy can be determined prior to manufacturing of product that will include such Regrind Material, and (ii) modify its production process, which may include adding an additional regrind feeder, to effectively utilize the Regrind Material; provided, however, in no
                                                     --------  -------
event shall Buyer be required to incur expenses in excess of $50,000 in connection with such efforts to modify its production process. Until Seller has sold all of its Regrind Material to Buyer, Buyer agrees to pay the actual costs associated with storing the Regrind Material, but in no event shall such costs exceed $1,000 per month. Within 10 business days after the end of each quarter after the Closing Date, commencing with the quarter ending January 31, 2006, Buyer agrees to provide Seller a written statement detailing its usage of the Regrind Material, together with payment therefor. Seller shall have the right to audit Buyer's usage of the Regrind Material once every 12 months until the Regrind Material is completely used or disposed of. At any time after the Regrind Usage Period, to the extent that Buyer does not purchase or does not wish to continue to purchase the Regrind Material, Buyer shall notify Seller in writing of same (the "Disposal Notice"), and agrees to pay for all costs associated with the disposal of all unpurchased Regrind Material (the "Disposal Fees"), up to a cap (the "Disposal Fee Cap") of $50,000 for such disposal. Upon Seller's receipt of the Disposal Notice, the terms and conditions of this
Section 10(f) shall cease and be of no further force or legal effect, and the parties obligations hereunder shall terminate, except for Buyer's obligation to pay the Disposal Fees, up to the Disposal Fee Cap.

         11.      Confidentiality, Non-Competition, Non-Solicitation and
                  ------------------------------------------------------
Non-Disparagement.
-----------------

                  (a)      Obligation of Confidentiality.  Seller and Kadant
                           -----------------------------
acknowledge that in connection with their association with the business of Seller, they have confidential information pertaining to the business of Seller and the Assets (collectively, the "Confidential Information"). In consideration of this Agreement, Seller and Kadant covenant and agree jointly and severally that:

                  (i) neither they nor their Affiliates (as that term is defined in Section 6(p)) will disclose, directly or indirectly, to any person or entity any Confidential Information, except to Buyer and its attorneys, accountants or other representatives, as may be necessary or appropriate in (A) the ordinary course of performing duties for Seller or Buyer, or (B) otherwise with the express prior written consent of Buyer and

                  (ii) they and their Affiliates will deliver to Buyer promptly at any time that Buyer may so request, all memoranda, notes, records (including electronic data records), reports and other documents (and all copies thereof) relating to the Confidential Information which they may then possess or have within their control.

Confidential Information does not include (w) information which has been or later becomes generally available to the public, (x) information which is received by Seller or Kadant from a third party not known to owe an obligation of confidentiality to Buyer or an Affiliate of Buyer, (y) such information which has been or is later disclosed by Buyer or its Affiliates to an unrelated third party on a non-confidential basis and (z) information which Seller or Kadant are obliged by applicable law, subpoena, court or other legal proceeding to disclose, and then only with as much prior written notice to the Buyer as is practical under the circumstances and only to the extent to which such party's counsel advises is legally required. Information does not lose its confidential status merely because it was known by other persons or entities. Buyer acknowledges that Kadant may be
<

>
required to disclose certain information about the Business in its reports to the Securities and Exchange Commission and such disclosure shall not be deemed to be a violation of this Agreement, but Kadant shall provide as much prior written notice to the Buyer as is reasonably practical under the circumstances and such information may be disclosed only to the extent to which Kadant's counsel or accountants advise is legally required.

                  (b)      Non-Competition.  Each of Seller and Kadant agree
                           ---------------
that, for a period of five (5) years following the Closing Date, it will not, directly or indirectly, alone or in an active capacity with any person or entity, anywhere in the world, develop, design, manufacture, sell, promote or distribute or provide consulting services with respect to or be involved with the design, development, manufacture, sale, promotion or distribution of Restricted Products (the "Restricted Business"). "Restricted Products" are composite resin/fiber building products. The foregoing shall not prohibit Seller or Kadant from purchasing for investment any securities or interest in any organization engaged in a Restricted Business so long as its aggregate holdings in any such organization do not exceed 5% of such organization's total equity. Kadant represents and warrants to Buyer that Kadant and its current subsidiaries are not currently conducting any business that would constitute a Restricted Business and, based on such representation and warranty, Kadant and its current subsidiaries shall not be restricted in any manner from conducting its or their business as currently conducted. The foregoing shall not prohibit Kadant or any of its subsidiaries (a "Kadant Party") from acquiring any person or entity which conducts a Restricted Business; provided, however, if the Restricted Business involves composite resin/fiber decking products, the applicable Kadant Party must commence and pursue the transfer of the Restricted Business to a third party. If the applicable Kadant Party is not able to transfer the Restricted Business to a third party within one (1) year following the acquisition of such Restricted Business by the applicable Kadant Party, the applicable Kadant Party shall either (i) cease the Restricted Business, or (ii) offer to sell to Buyer, for the then current book value of the business to be determined in accordance with GAAP.

                  (c)      Non-Solicitation and Non-Disparagement.  Each of
                           --------------------------------------
Seller and Kadant agrees that (i) for a period of five (5) years following the Closing Date it will not, directly or indirectly, either for itself or for any other person solicit any customers of Seller or customers of Buyer or utilize vendor relationships, vendor lists or customer lists for the purpose of any activity in connection with any Restricted Products, and (ii) for a period of three (3) years following the Closing Date it will not, directly or indirectly, solicit, or induce, or attempt to solicit, or induce any of the Key Employees for the purpose of providing employment opportunities or to terminate his/her relationship with Buyer. Each party agrees that at no time following the Closing Date shall it make any disparaging statements concerning any other party hereto or such party's businesses, officers, directors, employees, agents or affiliates.
<

>
                  (d)      Remedies.  In the event of a violation or threatened
                           --------
violation of the covenants contained in this Section 11, in addition to any other remedy available at law or in equity, the injured party shall (i) have the right and remedy of specific enforcement, including injunctive relief, it being acknowledged and agreed that any such violation or threatened violation will cause irreparable injury and that monetary damages will not provide an adequate remedy, and (ii) if successful in its claim against the violating party, be reimbursed by the violating party for the actual costs and expenses incurred in pursuing rights under this Section 11, including reasonable attorneys' fees and other litigation expenses as incurred.

         12.      Indemnification.
                  ---------------

                  (a)      Indemnification Obligation of Seller.  Each of Kadant
                           ------------------------------------
and Seller, jointly and severally, shall indemnify and save harmless Buyer and its successors, assigns and legal representatives (each a "Buyer Indemnified Party") against any loss, claim, liability, expense, cost, including reasonable attorneys' fees and expenses (collectively, the "Losses") caused to such Buyer Indemnified Party by or arising out of (i) the failure by Seller or Kadant to perform any covenant or agreement in this Agreement, including any Schedules or Exhibits hereto (other than the Assumed Contracts or the Assumed Liabilities),
(ii) any breach of warranty or misrepresentation made by or on behalf of Seller or Kadant in this Agreement, or (iii) any claim with respect to the Retained Liabilities.

                  (b)      Indemnification Obligation of Buyer.  Each of Buyer
                           -----------------------------------
Parent and Buyer, jointly and severally, shall indemnify and save harmless Seller and Kadant and their successors, assigns and legal representatives (each a "Seller Indemnified Party") against any Losses caused to such Seller Indemnified Party by or arising out of (i) the failure by Buyer to perform any covenant or agreement in this Agreement or any other documents delivered pursuant to the terms of this Agreement; provided, however, that Buyer Parent
                                         --------  -------
shall have no indemnification obligations for Losses caused by Buyer's failure to perform any covenant or agreement in Section 10(a) of this Agreement, (ii) any breach of warranty or misrepresentation made by or on behalf of Buyer in this Agreement, (iii) any claim by any third party for any brokerage, finder's, agent's or similar fee or commission in connection with the transactions contemplated hereby insofar as such claim is alleged to be based on arrangements by Buyer Parent, Buyer or their representatives, (iv) any liability for unpaid income taxes, sales taxes, unemployment tax, withholding tax or any other taxes of Buyer or its Affiliates with respect to any tax year or portion thereof, and
(v) any claim with respect to liabilities or obligations specifically assumed by Buyer or arising from activities of Buyer after the Closing Date, except as otherwise provided in this Agreement.

                  (c)      Method of Asserting Third Party Claims.  As used
                           --------------------------------------
herein, an "Indemnified Party" shall refer to a "Buyer Indemnified Party" or a "Seller Indemnified Party," as applicable, and "Indemnifying Party" shall refer to the party obligated to indemnify the Indemnified Party.

                           (i)       Notification of Claims.  If any third party
                                     ----------------------
shall notify any Indemnified Party with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against an Indemnifying Party under this Section 12, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing, provided that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party
<

>
from any obligation hereunder unless (and then solely to the extent that the Indemnifying Party thereby is prejudiced).

                           (ii)      Defense by Indemnifying Party.  The
                                     -----------------------------
Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within ten business days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will defend against the Third Party Claim and the Indemnifying Party will indemnify the Indemnified Party in accordance with this Section 12 with respect to the Third Party Claim, and (ii) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                           (iii)     Limitation.  So long as the Indemnifying
                                     ----------
Party is conducting the defense of the Third Party Claim in accordance with clause (ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense, (B) the Indemnified Party will not consent to the entry of any judgment, enter into any settlement or take any other action that may be materially adverse to the interests of the Indemnifying Party with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) unless the settlement relates solely to monetary claims, the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably). Notwithstanding the foregoing, (x) if a Third Party Claim seeks solely equitable relief or (y) if the subject matter of the Third Party Claim relates solely to the ongoing business of an Indemnified Party, which Third Party Claim, if decided against any Indemnified Party, would materially and adversely affect t in the first instance and, if the Indemnified Party does not contest, defend or settle such Third Party Claim, the Indemnifying Party shall then have the right to contest and defend (but not settle except as provided above) such Third Party Claim.

                           (iv)      Assumption of Defense by Indemnified Party.
                                     ------------------------------------------
If the Indemnifying Party does not conduct the defense of the Third Party Claim in accordance with clause (ii) above, then (i) the Indemnified Party may assume the defense of the Third Party Claim with counsel which shall be reasonably satisfactory to the Indemnifying Party, (ii) the Indemnified Party shall act reasonably and in accordance with its good faith business judgment and shall not effect any settlement without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably, and (iii) the Indemnifying Party shall be entitled to participate in such defense with its own counsel and at its own expense.

                  (d)      Method of Asserting Non-Third Party Claims.  In the
                           ------------------------------------------
event an Indemnified Party shall have a claim against an Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notice of such claim with reasonable promptness to the Indemnifying Party, which notice shall contain sufficient information and be accompanied by sufficient supporting material to enable the Indemnifying Party to make a reasonable determination as to the merits of such claim and Losses resulting therefrom. If the Indemnifying Party notifies the Indemnified Party in writing that it does not dispute the claim described in such notice, the Losses
<

>
in the amount specified in the Indemnified Party's notice will be conclusively deemed a liability of the Indemnifying Party for which payment shall be made in accordance with Section 12(e) below. If the Indemnifying Party fails to notify the Indemnified Party in writing within 20 days after delivery of such notice that the Indemnifying Party disputes the claim described in such notice (a "Dispute Notice"), the Indemnifying Party shall be deemed to have agreed to the claim. If the Indemnifying Party timely gives a Dispute Notice, then the parties shall settle the disputed claim by mutual agreement, arbitration if mutually agreed, or litigation.

                  (e)      Presentation of Claims.  The liability of an
                           ----------------------
Indemnifying Party under this Section 12 is conditioned on the Indemnified Party making a written claim for indemnification against the Indemnifying Party within the Survival Period as described in Section 13(c), provided that if an Indemnified Party makes a written notice of claim for indemnification against an Indemnifying Party under subparagraph (c) or (d) within such Survival Period, then the Indemnifying Party agrees to indemnify the Indemnified Party against the Indemnified Party's Losses, to the extent it is an indemnifiable claim, through and after the date of the claim for indemnification, including any Losses after the end of the applicable Survival Period, resulting from, arising out of or relating to the claim. Upon a final determination of an indemnification claim made by an Indemnified Party, whereby such final determination is by reason of (a) a failure of the Indemnifying Party to timely object to an Indemnification Notice or (b) the mutual agreement of the Indemnifying Party and the Indemnified Party, or (c) a judgment of a court of competent jurisdiction, then the amount of the Losses stated in such claim or otherwise agreed to or determined, as the case may be, shall be first offset against the Holdback Amount, until such amount is exhausted, second, against the Escrow Amount, until such amount is exhausted, and third if there is any Loss remaining unpaid after such offset, then such remaining amount shall be paid in cash or by cashier's check or by wire transfer of immediately available funds to the Indemnified Party.

                  (f)      Limitation of Claims.  No claim or claims may be made
                           --------------------
against an Indemnifying Party for indemnification (excluding failure to pay the Holdback) unless the Losses of the Indemnified Party shall exceed an amount equal to $50,000 (the "Threshold"), in which case the Indemnifying Party shall be obligated to the Indemnified Party for all Losses. No Indemnifying Party shall be liable for any Loss, to the extent that the aggregate of all such Losses for which Indemnified Parties have received indemnification exceed the Purchase Price. The parties acknowledge and agree that the indemnification rights set forth in this Section 12 are the parties' sole and exclusive remedies for any Losses suffered by such party in connection with this Agreement and the transactions contemplated hereby. In no event shall any Indemnified Party be awarded punitive, special, consequential (including without limitation damages for lost profit or diminution in value), or multiple damages. The Threshold does not apply to Warranty Claims, which are governed by Section 10(a) of this Agreement.

         13.      Miscellaneous.
                  -------------

                  (a)      Assignment; Binding Effect.  Without the prior
                           --------------------------
written consent of the other party, the rights of Seller, Kadant and Buyer under this Agreement shall not be assignable. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.
<

>
                  (b)      Allocation of Purchase Price.  Each of Seller and
                           ----------------------------
Buyer shall agree that the fair market value allocable to each of the Assets to be purchased by Buyer hereunder, arrived at by arm's length negotiation and used by each party in reporting the transactions contemplated by this Agreement shall be as set forth on Schedule 13(b). The allocation of the Purchase Price
                   --------------
pursuant to this Section 13(b) shall not be construed as a limitation on damages for breach of any covenant or agreement by Seller in this Agreement, nor shall such allocation be deemed to limit Buyer's remedies pursuant to Section 11(d) hereof.

                  (c)      Survival.  All of the representations, warranties,
                           --------
covenants and agreements contained in this Agreement and in all certificates, schedules, exhibits, documents or other writings delivered pursuant to this Agreement have been relied upon and shall survive the Closing for the applicable period specified herein (the "Survival Period"). The representations and warranties, contained in Sections 6(a), (b), (e), and (v) and Sections 7(a) and
(b) shall survive forever; the representations and warranties contained in Sections 6(r) and (y) shall survive until the tenth (10th) anniversary of the Closing Date; the representation and warranties contained in Section 6(s) shall survive for the applicable statute of limitations period; and all other representation and warranties shall survive until May 1, 2007.

                  (d)      Expenses.  Except as otherwise provided herein, each
                           --------
of the parties shall bear all expenses incurred by it in connection with this Agreement and in the consummation of the transactions contemplated hereby.

                  (e)      Notices.  Except as otherwise required herein, any
                           -------
notice or other communication provided for or allowed hereunder shall be considered to have been validly given upon receipt if delivered personally or by reputable overnight courier or if delivered by United States mail, registered or certified, postage prepaid, return receipt requested and addressed as provided herein:

                  If to Seller
                  or Kadant, at:     Kadant Inc.
                                     One Acton Place, Suite 202
                                     Acton, Massachusetts 01720
                                     Attention:  Sandra L. Lambert,
                                                 Vice President and
                                                 General Counsel
                                     Telephone:  (978) 776-2000

                  with a copy to:    Thomas A. Rosenbloom, Esquire
                                     Foley & Lardner LLP
                                     111 Huntington Avenue, 26th Floor
                                     Boston, Massachusetts 02199
                                     Telephone:  (617) 342-4020
<

>
                  If to Buyer
                  Or Buyer
                  Parent, at:        LDI Composites Co.
                                     5600 North Highway 169
                                     New Hope, Minnesota  55428
                                     Attn:  Stephen Richardson,
                                            Vice President - Finance
                                     Telephone:  (763) 536-6629

                  with a copy to     Kaplan, Strangis and Kaplan, P.A.
                                     90 South Seventh Street, Suite 5500
                                     Minneapolis, Minnesota  55402
                                     Attention:  Robert T. York
                                     Telephone:  (612) 375-1138

The addresses to which notices or demands are to be given may be changed from time to time by notice served as provided above.

                  (f)      Sections and Other Headings.  Sections or other
                           ---------------------------
headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (g)      Counterpart Execution.  This Agreement may be
                           ---------------------
executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

                  (h)      Integrated Agreement.  This Agreement, the matters
                           --------------------
contained herein and the documents referenced in this Agreement, the Exhibits and the Schedules constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, restrictions, warranties or representations between the parties other than those set forth herein or herein provided for.

                  (i)      Separability; Waivers.  The invalidity or
                           ---------------------
unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, nor shall any waiver as to one event constitute a waiver as to any other event.

                  (j)      Governing Law; Jurisdiction.  This Agreement shall be
                           ---------------------------
governed and interpreted in accordance with the internal laws of the State of Minnesota. If any proceeding is brought by Seller or Kadant with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be conducted in the state and federal courts located in Minneapolis, Minnesota. If any proceeding is brought by Buyer or Buyer Parent with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be conducted in the state and federal courts located in Boston, Massachusetts. Each of the parties hereto irrevocably waives (i) any objection which it may now or hereafter have to the venue of any such enforcement proceeding brought in such courts, and (ii) any claim that any proceeding brought in any of these courts has been brought in an inconvenient forum. Service of all writs, processes and summons in any such
<

>
enforcement proceeding in any of such courts may be made by any means permitted by law and, to the extent permitted by law, by the mailing of copies of the same to the addresses provided in Section 13(e).

                  (k)      Amendment.  This Agreement may be modified or amended
                           ---------
only by a separate writing signed by the parties.

                  (l)      No Third Party Beneficiaries.  This Agreement is
                           ----------------------------
exclusively for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                     KADANT COMPOSITES LLC


                                     By:       /s/  Jonathan W. Painter
                                     Name:     Jonathan W. Painter
                                     Title:    President


                                     KADANT INC.


                                     By:       /s/  Jonathan W. Painter
                                     Name:     Jonathan W. Painter
                                     Title:    Executive Vice President


                                     LDI COMPOSITES CO.


                                     By:       /s/  Stephen Richardson
                                     Name:     Stephen Richardson
                                     Title:    Vice President - Chief Financial
                                               Officer


                                     LIBERTY DIVERSIFIED INDUSTRIES, INC.


                                     By:       /s/  Stephen Richardson
                                     Name:     Stephen Richardson
                                     Title:    Vice President - Chief Financial
                                               Officer

<

>
                                                                       Exhibit A
                                                                       ---------

                                ESCROW AGREEMENT

         This ESCROW AGREEMENT (this "Agreement") is entered into as of October
                                      ---------
___, 2005, by and among Kadant Composites LLC, a Delaware limited liability company ("Seller"), Kadant Inc., a Delaware corporation ("Kadant"), LDI
          ------                                          ------
Composites Co., a Minnesota corporation ("Buyer"), and National City Bank (the
                                          -----
"Escrow Agent").  Unless otherwise defined in this Agreement, all capitalized
 ------------
terms used herein shall have the meanings ascribed to them in the Asset Purchase Agreement (as defined below).

         WHEREAS, Seller, Kadant, Buyer and Liberty Diversified Industries, Inc., a Minnesota corporation and parent corporation of Buyer, have entered into that certain Asset Purchase Agreement, dated as of the date hereof (the "Asset
                                                                         -----
Purchase Agreement"), pursuant to which Seller will sell the Assets to Buyer;
------------------

         WHEREAS, pursuant to the Asset Purchase Agreement, Buyer has agreed to deposit $628,550 (the "Escrow Amount") into an escrow account at the Closing,
                       --------------
which is to be disbursed by the Escrow Agent in accordance with Section 3(d) of the Asset Purchase Agreement and the provisions of this Agreement; and

         WHEREAS, the Escrow Agent is willing to act as an escrow agent hereunder and to hold and disburse the Escrow Amount on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and mutual agreements contained herein and in the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.   Appointment and Agreement of Escrow Agent.  Buyer, Seller and
              -----------------------------------------
Kadant hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, an escrow agent upon the terms and conditions of this Agreement.

         2.   Escrow Agent Compensation.  As compensation for its services to be
              -------------------------
rendered under this Agreement, the Escrow Agent shall be paid a fee as set forth in Schedule A hereto and shall be reimbursed upon request for all actual expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the carrying out of its duties under this Agreement (the "Escrow Costs"). Buyer and Seller shall
                                      ------------
each pay half of the Escrow Costs of the Escrow Agent.

         3.   Delivery of Escrow Amount.  Pursuant to the Asset Purchase
              -------------------------
Agreement, Buyer shall deliver to the Escrow Agent, by wire transfer of immediately available funds on the date hereof, an amount of $628,550, representing the Escrow Amount, receipt of which is hereby acknowledged by the Escrow Agent, to be held and distributed in accordance with the terms of this Agreement.

<

>
         4.   Purpose of Escrow Amount.  The Escrow Amount is to be retained by
              ------------------------
the Escrow Agent in accordance with the terms of this Agreement till May 1, 2007 (the "Escrow Release Date") to secure Seller' obligations with respect to any
      -------------------
indemnifiable Loss to any Buyer Indemnified Party pursuant to Section 12 of the Asset Purchase Agreement.

         5.   Investment of Escrow Amount.  The Escrow Amount shall be deposited
              ---------------------------
with the Escrow Agent in an interest bearing account and shall be held by the Escrow Agent in accordance with the terms of this Agreement and disbursed by the Escrow Agent in accordance with Section 7 hereof. Seller shall deliver written instructions to the Escrow Agent as to how the Escrow Amount shall be invested from time to time. Such investments shall be limited to (a) direct obligations of the United States Government (or agencies or instrumentalities thereof) or in money market funds which are invested in such direct obligations including those of the Escrow Agent or an Affiliate thereof that serves as investment advisor and receives a fee, (b) certificates of deposit, time deposits or other interest-bearing deposits of commercial banks having total capital and surplus of at least $250,000,000 and insured by the FDIC, or (c) commercial paper issued by any corporation organized and existing under the laws of the United States of America or any state thereof, which at the time of purchase has been rated not less than "A1" if rated by Standard and Poor's Corporation or "P-1" if rated by Moody's Investors Services. Each party shall pay all income, withholding and any other taxes imposed on or measured by interest income on the Escrow Amount which is attributable to distributions to such party and such party shall file all tax and information returns applicable thereto.

         6.   Escrow Amount Offset.  In the event that any Buyer Indemnified
              --------------------
Party is entitled to offset Losses against the Escrow Amount pursuant to Section 12(e) of the Asset Purchase Agreement (such Loss an "Escrow Claim"), Buyer shall
                                                     ------------
notify Seller and Escrow Agent of the Escrow Claim and the Escrow Agent shall disburse to Buyer the amount of the Escrow Claim together with interest income on the portion of the Escrow Amount attributable to the amount of the Escrow Claim in immediately available funds by wire transfer to Buyer's bank account in accordance with wire instructions as set forth in Schedule B hereto.
                                                  ----------

         7.   Disbursement of Escrow Amount.
              -----------------------------

              7.1 The Escrow Agent shall not authorize or make any disbursements of the Escrow Amount, except pursuant to Section 6 above or Sections 7.2 or 7.3 below.

              7.2 Prior to the Escrow Release Date, the Escrow Agent shall only disburse the Escrow Amount, or portions thereof, pursuant to Section 6 above or otherwise upon receipt of a joint instruction in writing signed by both Buyer and Seller, which instruction shall set forth the amount of disbursement. Upon receipt of any such joint instruction, the Escrow Agent shall, as soon as practicable, but in any event within two (2) business days disburse to Buyer such amount from the Escrow Amount, together with any interest earned on thereon, in immediately available funds by wire transfer to Buyer's bank account in accordance with wire instructions as set forth in Schedule B hereto. The
                                                     ----------
Escrow Agent shall, within seven (7) days after a disbursement described in
Section 6 above or a disbursement described in this Section 7.2, send to both Buyer and Seller a notice that sets forth the amount of the disbursement and an updated calculation of the then-remaining balance of the Escrow Amount.
<

>
              7.3 On the Escrow Release Date, the Escrow Agent shall disburse to Seller the Escrow Balance (as hereinafter defined), together with any interest earned thereon, in immediately available funds by wire transfer to Seller's bank account in accordance with wire instructions as set forth in Schedule B hereto. The "Escrow Balance" means the Escrow Amount less the sum of
----------               --------------
(a) the amount or amounts disbursed or to be disbursed pursuant to Section 7.2 above and (b) the amount of any Escrow Claim not yet disbursed because it its subject to a dispute pursuant to Section 8 below.

         8.   Disputes.  If any dispute should arise with respect to the
              --------
distribution or ownership or right of possession of the Escrow Amount or the duties of the Escrow Agent under this Agreement, or should any claim be made upon the Escrow Agent or the Escrow Amount by any third party, the Escrow Agent shall retain in its possession the portion of the Escrow Amount in dispute until it receives (a) written instructions signed by both Buyer and Seller directing the manner in which the disputed amount is to be distributed or (b) an order, decree or judgment of a court of competent jurisdiction. Upon receipt of such instructions or court order, decree or judgment, the Escrow Agent shall distribute the disputed amount in accordance with those instructions or the order, decree or judgment. The Escrow Agent shall be under no duty to institute or defend any proceedings.

         9.   Escrow Agent's Rights and Responsibilities.
              ------------------------------------------

              9.1 Except as expressly contemplated by this Agreement or by joint written instructions from Buyer and Seller, the Escrow Agent shall not sell, transfer or otherwise dispose of in any manner all or any of the assets in the Escrow Amount, except pursuant an order of a court of competent jurisdiction.

              9.2 The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be liable for any act done or omitted to be done in the absence of gross negligence or willful misconduct.

              9.3 In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume that any person purporting to give any notice in accordance with the provisions of this Agreement has been duly authorized to do so.

              9.4 The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

              9.5 The Escrow Agent shall have no duty as to the collection or protection of the assets in the Escrow Amount or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of the Escrow Amount actually in its possession.
<

>
              9.6 Buyer and Seller agree, jointly and severally, to reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys' fees, incurred without gross negligence, or willful misconduct on the part of the Escrow Agent arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.

              9.7 The Escrow Agent may at any time resign by giving 30 business days prior written notice of resignation to Buyer and Seller. Buyer and Seller may at any time jointly remove the Escrow Agent by giving 30 business days written notice signed by each of them to the Escrow Agent. If the Escrow Agent shall resign or be removed, a successor Escrow Agent, which shall be a bank or trust company having its principal executive offices in the United States of America and assets in excess of $2 billion shall be appointed by written instrument executed by Buyer and Seller and delivered to the Escrow Agent and to such successor Escrow Agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall succeed to all the rights and obligations with respect to the Escrow Amount held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of Buyer, Seller or the successor Escrow Agent, deliver to such successor Escrow Agent the Escrow Amount and any other securities, money or property held by the predecessor Escrow Agent pursuant to this Agreement. If no successor Escrow Agent shall have been appointed within 30 business days of a notice of resignation by the Escrow Agent, the Escrow Agent's sole responsibility shall thereafter be to hold the Escrow Amount and any other securities, money or property held by the Escrow Agent pursuant to this Agreement until the earliest of its receipt of designation of a successor Escrow Agent, a joint written instruction by Buyer and Seller, or termination of this Agreement in accordance with its terms.

         10.  Termination.  This Escrow Agreement shall terminate upon the final
              -----------
disbursement of the Escrow Amount pursuant to Section 7.3 hereof.

         11.  Miscellaneous.
              -------------

              11.1     Assignment; Binding Effect.  Without the prior written
                       --------------------------
consent of the other parties, the rights of any party under this Agreement shall not be assignable. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.

              11.2     Notices.  Except as otherwise required herein, any notice
                       -------
or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given upon receipt if delivered personally, or by reputable overnight courier, or if delivered by United States mail, registered or certified, postage prepaid, return receipt requested, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 11.2):
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                                       A-4

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                  if to Seller or Kadant, to:

                           Kadant Inc.
                           One Acton Place, Suite 202
                           Acton, Massachusetts 01720
                           Attention:  Sandra L. Lambert, Vice President and
                                       General Counsel
                           Fax:  (978) 635-1593

                  With a copy to:

                           Foley & Lardner LLP
                           111 Huntington Avenue, 26th Floor
                           Boston, Massachusetts 02199
                           Attention:  Thomas A. Rosenbloom, Esquire
                           Fax:  (617) 342-4001

                  if to Buyer, to:

                           LDI Composites Co.
                           5600 North Highway 169
                           New Hope, Minnesota  55428
                           Attention:  Stephen Richardson, Vice President -
                                       Finance
                           Fax:  (763) 536-6818

                  with a copy to:

                           Kaplan, Strangis and Kaplan, P.A.
                           90 South Seventh Street, Suite 5500
                           Minneapolis, Minnesota  55402
                           Attention:  Robert T. York
                           Fax:  (612) 375-1143

                  if to the Escrow Agent, to:

                           National City Bank
                           c/o Allegiant Asset Management
                           200 Public Square, 5th Floor
                           Cleveland, Ohio 44114
                           Attention: James Schultz, Vice President
                           Fax: (216) 222-7044

                  11.3     Governing Law; Jurisdiction and Service of Process.
                           -------------
This Agreement shall be governed and interpreted in accordance with the internal laws of the State of Minnesota. If any proceeding is brought by Seller or Kadant with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be conducted in the state and federal courts located in Minneapolis, Minnesota. If any proceeding is brought by Buyer with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be
<

>
conducted in the state and federal courts located in Boston, Massachusetts.
Each of the parties hereto irrevocably waives (i) any objection which it may now or hereafter have to the venue of any such enforcement proceeding brought in such courts, and (ii) any claim that any proceeding brought in any of these courts has been brought in an inconvenient forum. Service of all writs, processes and summons in any such enforcement proceeding in any of such courts may be made by any means permitted by law and, to the extent permitted by law, by the mailing of copies of the same to the addresses provided in Section 11.2 above.

                  11.4     Amendments.  This Agreement may be modified or
                           ----------
amended only by a separate writing signed by the parties.

                  11.5     Severability; Waivers.  The invalidity or
                           ---------------------
unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, nor shall any waiver as to one event constitute a waiver as to any other event.

                  11.6     Waiver of Jury Trial.  THE PARTIES HEREBY IRREVOCABLY
                           --------------------
WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

                  11.7     Entire Agreement.  This Agreement, the Asset Purchase
                           ----------------
Agreement and the Holdback Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof.

                  11.8     No Third Party Beneficiaries.  This Agreement is
                           ----------------------------
exclusively for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right.

                  11.9     Headings.  Sections or other headings contained in
                           --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  11.10    Counterparts.  This Agreement may be executed in two
                           ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

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                                       A-6

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          IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be executed as of the date first written above by themselves or by their respective officers duly authorized.


                                           KADANT COMPOSITES LLC.



                                           By:   _______________________________
                                           Name:
                                           Title:


                                           KADANT INC.



                                           By:   _______________________________
                                           Name:
                                           Title:


                                           LDI COMPOSITES CO.



                                           By:   _______________________________
                                           Name:
                                           Title:


                                           NATIONAL CITY BANK, AS ESCROW AGENT



                                           By:   _______________________________
                                           Name:
                                           Title:

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                                       A-7

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                                   SCHEDULE A
                                   ----------

                            ESCROW AGENT COMPENSATION


REVIEW, ACCEPTANCE AND SET UP FEE                                   $    500.00
For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the account. This is a one (1) time fee payable upon the opening of the account.

I.       Annual Administrative Fee (payable in advance)             $  2,500.00





EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, specialized reports, record keeping, unusual certifications, etc.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND ADJUSTMENT, or as terms of the agreement may be amended from time to time. This Schedule A is incorporated by reference into the Escrow Agreement.
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                                       A-8

>
                                   SCHEDULE B
                                   ----------

                                WIRE INSTRUCTIONS


To Buyer:
--------

         Account Name:                     Liberty Diversified Industries, Inc.
         Account Number:                   150250092742
         Bank Name:                        US Bank
         Bank ABA#:                        091000022


To Seller:
---------

         Account Name:                     Kadant Composites LLC
         Account Number:                   530-960176
         Bank Name:                        JP Morgan Chase Bank
         Bank ABA#:                        021000021
         Immediate Telephone
         Advice:                           Neil Sweeny, VP, JP Morgan Chase Bank
         Telephone number:                 (617) 310-0435


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                                       A-9

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                                                                       Exhibit B
                                                                       ---------

                               HOLDBACK AGREEMENT

         This HOLDBACK AGREEMENT (this "Agreement") is entered into as of
                                        ---------
October ____, 2005 by and among Kadant Composites LLC, a Delaware limited liability company ("Seller"), Kadant Inc., a Delaware corporation ("Kadant"),
                                                                    ------
LDI Composites Co., a Minnesota corporation ("Buyer"), and Liberty Diversified
                                              -----
Industries, Inc., a Minnesota corporation and parent corporation of Buyer ("Buyer Parent"). Capitalized terms used but not otherwise defined in this
  ------------
Agreement shall have the meanings ascribed to such terms in the Asset Purchase Agreement (as hereinafter defined).

         WHEREAS, Seller, Kadant, Buyer and Buyer Parent have entered into that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of
                                       ------------------------
the date hereof, pursuant to which Buyer has agreed to purchase the Assets and assume certain of the liabilities of Seller; and

         WHEREAS, Seller, Kadant, Buyer and Buyer Parent have agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and mutual agreements contained herein and in the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Holdback Amount.  At the Closing, Buyer shall withhold from
                  ---------------
the Purchase Price Six Hundred Twenty Thousand Dollars ($628,550) (the "Holdback
                                                                        --------
Amount"), which amount shall be paid to Seller or retained by Buyer in
------
accordance with the terms of this Agreement.

         2.       Purposes of Holdback Amount.  The Holdback Amount shall be
                  ---------------------------
available until the first anniversary of the Closing Date (the "Holdback Release
                                                                ----------------
Date") to secure Seller's obligations with respect to any indemnifiable Loss to
----
any Buyer Indemnified Party pursuant to Section 12 of the Asset Purchase Agreement. In the event that any Buyer Indemnified Party is entitled to offset Losses against the Holdback Amount pursuant to Section 12(e) of the Asset Purchase Agreement (such Loss a "Holdback Claim"), Buyer shall, within seven
                                  --------------
(7) days after such offset, send to Seller a notice that sets forth the amount of the Holdback Claim and an updated calculation of the then-remaining balance of the Holdback Amount. Only after the Holdback Amount is exhausted, may Buyer offset the amount of indemnifiable Losses from the Escrow Amount, which offset shall be in accordance with the terms and provisions of that certain Escrow Agreement entered into by and among Seller, Kadant, Buyer, Buyer Parent and Allegiant Group, dated as of the even date herewith (the "Escrow Agreement").
                                                          ----------------

         3.       Disbursement of Holdback Fund.  On Holdback Release Date,
                  -----------------------------
Buyer shall pay to Seller the then-remaining balance of the Holdback Amount in immediately available funds by wire transfer to an account set forth in Schedule
                                                                        --------
A hereto or to an account designated in writing by Seller prior to the Holdback
-
Release Date. Buyer Parent hereby agrees to guaranty Buyer's obligation to pay the Holdback Amount on the Holdback Release Date.

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                                       B-1

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         4.       Miscellaneous.
                  -------------

                  4.1      Assignment; Binding Effect.  Without the prior
                           --------------------------
written consent of the other parties, the rights of any party under this Agreement shall not be assignable. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.

                  4.2      Notices.  Except as otherwise required herein, any
                           -------
notice or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given upon receipt if delivered personally, or by reputable overnight courier, or if delivered by United States mail, registered or certified, postage prepaid, return receipt requested, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.2):

                  if to Seller or Kadant, to:

                           Kadant Inc.
                           One Acton Place, Suite 202
                           Acton, Massachusetts 01720
                           Attention:  Sandra L. Lambert, Vice President and
                                       General Counsel
                           Fax:  (978) 635-1593

                  With a copy to:

                           Foley & Lardner LLP
                           111 Huntington Avenue, 26th Floor
                           Boston, Massachusetts 02199
                           Attention:  Thomas A. Rosenbloom, Esquire
                           Fax:  (617) 342-4001

                  if to Buyer or Buyer Parent, to:

                           Liberty Diversified Industries, Inc.
                           5600 North Highway 169
                           New Hope, Minnesota  55428
                           Attention:  Stephen Richardson, Vice President -
                                       Finance
                           Fax:  (763) 536-6818

                  with a copy to:

                           Kaplan, Strangis and Kaplan, P.A.
                           90 South Seventh Street, Suite 5500
                           Minneapolis, Minnesota  55402
                           Attention:  Robert T. York
                           Fax:  (612) 375-1143
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                                       B-2

>
                  4.3      Governing Law; Jurisdiction and Service of Process.
                           --------------------------------------------------
This Agreement shall be governed and interpreted in accordance with the internal laws of the State of Minnesota. If any proceeding is brought by Seller or Kadant with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be conducted in the state and federal courts located in Minneapolis, Minnesota. If any proceeding is brought by Buyer or Buyer Parent with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be conducted in the state and federal courts located in Boston, Massachusetts. Each of the parties hereto irrevocably waives
(a) any objection which it may now or hereafter have to the venue of any such enforcement proceeding brought in such courts, and (b) any claim that any proceeding brought in any of these courts has been brought in an inconvenient forum. Service of all writs, processes and summons in any such enforcement proceeding in any of such courts may be made by any means permitted by law and, to the extent permitted by law, by the mailing of copies of the same to the addresses provided in Section 4.2 above.

                  4.4      Amendments.  This Agreement may be modified or
                           ----------
amended only by a separate writing signed by the parties.

                  4.5      Severability; Waivers.  The invalidity or
                           ---------------------
unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, nor shall any waiver as to one event constitute a waiver as to any other event.

                  4.6      Waiver of Jury Trial.  THE PARTIES HEREBY IRREVOCABLY
                           --------------------
WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

                  4.7      Entire Agreement.  This Agreement, the Asset Purchase
                           ----------------
Agreement and the Escrow Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof.

                  4.8      No Third Party Beneficiaries.  This Agreement is
                           ----------------------------
exclusively for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right.

                  4.9      Headings.  Sections or other headings contained in
                           --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
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                                       B-3

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                  4.10     Counterparts.  This Agreement may be executed in two
                           ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.


                                           KADANT COMPOSITES LLC



                                           By:   _______________________________
                                           Name:
                                           Title:


                                           KADANT INC.



                                           By:   _______________________________
                                           Name:
                                           Title:


                                           LDI COMPOSITES CO.



                                           By:   _______________________________
                                           Name:
                                           Title:


                                           LIBERTY DIVERSIFIED INDUSTRIES, INC.



                                           By:   _______________________________
                                           Name:
                                           Title:


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                                       B-4

>
                                   Schedule A
                                   ----------


Seller's Account Information:

Account Name:              Kadant Composites LLC.

Account Number:            530-960176

Bank Name:                 JP Morgan Chase Bank

Bank ABA:                  021000021

Immediate Telephone
Advice:                    Neil Sweeny, VP, JP Morgan Chase Bank

Telephone number:          (617) 310-0435


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                                       B-5

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                                                                       Exhibit C
                                                                       ---------

                 GENERAL CONVEYANCE, BILL OF SALE AND ASSIGNMENT


         This GENERAL CONVEYANCE, BILL OF SALE AND ASSIGNMENT (this "Bill of Sale"), is entered into and delivered as of October ___, 2005 by Kadant Composites LLC, a Delaware limited liability company ("Seller"), to LDI Composites Co., a Minnesota corporation ("Buyer"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in that certain Asset Purchase Agreement by and among Seller, Buyer, Kadant Inc., a Delaware corporation, and Liberty Diversified Industries, Inc., a Minnesota corporation, dated even date herewith (the "Asset Purchase Agreement").

         WHEREAS, upon the terms and subject to the conditions set forth in the Asset Purchase Agreement, Seller has agreed to sell, transfer, convey, assign and deliver to Buyer, and Buyer has agreed to acquire and accept, all of Seller's right, title and interest in and to the Assets, as set forth in Section 1 of the Asset Purchase Agreement and defined therein as the "Assets."

         NOW, THEREFORE, in consideration of the premises, and of the assumption by Buyer of certain liabilities and obligations of Seller under the Asset Purchase Agreement, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged:

         (1) Seller hereby sells, transfers, conveys, assigns and delivers to Buyer all of its right, title and interest in and to the Assets;

                  TO HAVE AND TO HOLD, the Assets unto Buyer, and its successors and assigns, for its or their use forever.

         (2) Seller agrees that it will execute and deliver any further assignments, instruments of transfer or bills of sale, and take all such actions, that may reasonably be deemed necessary by Buyer in order to fully vest in Buyer title to the Assets hereby intended to be transferred.

         (3) If for any reason Buyer shall not be authorized or qualified to receive any specific contract, lease, permit, license, claim, demand or right owned by Seller that constitutes the Assets, Seller further covenants to use commercially reasonable efforts to execute appropriate acts, transfers, assignments, instruments and conveyances of any such contract, lease, permit, license, claim, demand or right now owned by it when and as Buyer shall be authorized or qualified to receive the same.

         (4) This Bill of Sale may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of Seller, with the written consent of Buyer.

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                                       C-1

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         (5)      Each and every covenant, agreement, warrant and understanding of Seller in this Bill of Sale shall be binding upon Seller and its successors and assigns, and shall inure to the benefit of the Buyer, and its successors and assigns, whether expressly stated herein or not.

         (6) This Bill of Sale shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota, without regard to its conflicts of law principles.

         (7) This Bill of Sale shall be subject to the provisions of the Asset Purchase Agreement, and if and to the extent they are inconsistent, the provisions of the Asset Purchase Agreement shall be controlling.

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by an officer duly authorized, on and as of the day and year first above written.


                                           KADANT COMPOSITES LLC


                                           By:    ______________________________
                                           Name:
                                           Title:

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                                       C-2

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                                                                       Exhibit D
                                                                       ---------

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment and Assumption"), dated as of October ___, 2005, is made by and between Kadant Composites LLC, a Delaware limited liability company ("Seller"), and LDI Composites Co., a Minnesota corporation ("Buyer"), and shall be deemed to be effective as of the date hereof. All capitalized terms used in this Assignment and Assumption and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement by and among Seller, Buyer, Kadant Inc., a Delaware corporation, and Liberty Diversified Industries, Inc., a Minnesota corporation, dated as of October ___, 2005 (the "Agreement").

         WHEREAS, pursuant to the Agreement, Seller has agreed to convey Seller's interests in the Assumed Contracts to Buyer and Buyer has agreed to assume the future payment and performance of the Assumed Contracts and the Assumed Liabilities.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer hereby assumes and agrees to pay, discharge and perform, as and when the same shall become due and in the manner required, all of the obligations pursuant to the Assumed Contracts and Assumed Liabilities. Buyer shall have whatever rights Seller has relating to any Assumed Contracts, including the right to contest in good faith the legality, validity or enforceability of any of the Assumed Contracts or Assumed Liabilities. Nothing herein shall be deemed to deprive Buyer of any defenses, set-offs or counterclaims which Seller may have had or which Buyer shall have with respect to any of the Assumed Contracts and Assumed Liabilities. Buyer, by its execution of this Assignment and Assumption, and Seller, by its acceptance hereof, each acknowledges and agrees that neither the representations and warranties nor the rights and remedies of the parties under the Agreement shall be deemed to be enlarged, modified or altered in any way by such execution and acceptance of this instrument. The provisions of this Assignment and Assumption shall be binding upon Buyer, its respective successors, assigns, and legal representatives and shall inure to the benefit of Seller, its successors, assigns, and legal representatives.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be duly executed by authorized representatives as of and on the date first above written.

                                           KADANT COMPOSITES LLC

                                           By:      ____________________________
                                                    Name:
                                                    Title:

                                           LDI COMPOSITES CO.

                                           By:      ____________________________
                                                    Name:
                                                    Title:

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                                       D-1

>
                                                                       Exhibit E
                                                                       ---------

                             BIODAC SUPPLY AGREEMENT


         This Supply Agreement (the "Agreement") is dated October 21, 2005, and
                                     ---------
is between KADANT GRANTEK INC., a Wisconsin corporation ("Seller"), and LDI
                                                          ------
COMPOSITES CO., a Minnesota corporation ("Buyer").
                                          -----
         WHEREAS, Seller manufactures a Biodac granule as more fully described on Exhibit A attached hereto (the "Product"); and
                                   -------

         WHEREAS, Seller as supplied and sold the Product to Kadant Composites LLC (formerly known as Kadant Composites, Inc.), a Delaware limited liability company ("Composites"), in connection with Composites operation and conduct of a
          ----------
business that manufactures and produces composite resin/fiber building products (the Business); and
     --------

         WHEREAS, in connection with the sale of the Business by Composites to Buyer, Buyer wishes to purchase the Product from Seller and Seller wishes to sell the Product to Buyer on the terms set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

         1.       Sale and License of the Product.
                  -------------------------------

                  a. During the term of this Agreement, Seller agrees to supply and sell to Buyer and Buyer agrees to purchase from Seller the quantities of the Product from time to time ordered by Buyer at the price for the Product at the time of such order. Buyer shall submit its orders for Products to Seller, which shall be acknowledged by Seller. Each such order shall be subject to Seller's standard terms and conditions of sale, including delivery terms, which shall be consistent with the past practices of Seller in selling the Product to the Business.

                  b. The parties acknowledge that the maximum amount of Product that Seller shall be required to supply hereunder in any one year during the Term (as defined below) shall be 30,000 tons (the "Maximum Supply Amount").

                  c. To the extent that Buyer seeks to purchase more than the Maximum Supply Amount in any year during the Term, and Seller is unable or unwilling (other than as a result of a Force Majeure Event (as defined below)) to supply the Product to Buyer in excess of the Maximum Supply Amount, then the parties shall enter into an agreement whereby Seller will grant Buyer a non-exclusive, royalty-free, perpetual license produce the Product on its own for composite exterior building products (the "Product License"). In connection with the grant of the Product License pursuant to the terms and conditions of the immediately preceding sentence, Seller shall provide Buyer with reasonable technical assistance at then prevailing market rates.

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                                       E-1

>
                  d. To the extent that for any reason other than as set forth in Section 1(c) above Seller is unable or unwilling (other than as a result of a Force Majeure Event) to supply the Product to Buyer, then the parties shall enter into the Product License. In connection with the grant of the Product License pursuant to the terms and conditions of this Section 1(d), Seller shall provide Buyer with reasonable technical assistance at no charge for up to one year from the date of the Product License.

         2.       Price.
                  -----

                  a.       For the first year of the Term, the "Price" for the
                                                                -----
Product shall be as set forth on Exhibit B attached hereto; provided, however,
                                                            --------  -------
that the Price shall be subject to surcharges (charges incurred by Seller from suppliers of raw materials, which may include charges for increased cost of natural gas) imposed by Seller on its other customers.

                  b. After the first year of the Term, on such date or dates as the Seller implements changes in the price at which Seller sells its product to its general customer base (each such date being sometimes hereinafter referred to as an "Adjustment Date"), the Price shall be adjusted (i.e., either
                   ---------- ----
increased or decreased) to the amount that is determined by multiplying the Price in effect immediately prior to such Adjustment Date by a fraction (a) the numerator of which is the price charged for the Product by the Seller to its customers other than the Buyer on such Adjustment Date and (b) the denominator of which is the price charged for the Product by the Seller to its customers immediately prior to such Adjustment Date. In addition, surcharges may be imposed if such surcharges are imposed by Seller on its other customers. Notwithstanding the foregoing, in no event (other than surcharges) shall any increase in the Price for any year during the first five years of the Term be greater than seven percent (7%) over the Price for the prior year. After the expiration of the first five years of the Term, the Buyer and Seller shall negotiate new pricing for the Products for each year of the remainder of the Term, which pricing shall be no higher than those prices that are comparable to and consistent with the pricing in place with other customers of the Seller at such time.

         3.       Payment by Buyer.  Promptly following the date of shipment
                  ----------------
(the "Shipment Date") of Products by Seller, Seller shall prepare and send to
      -------------
Buyer a written invoice (each, an "Invoice") bearing the Shipment Date and
                                   -------
detailing the quantity of Product shipped and the aggregate Price for the quantity of Product covered by such Invoice. Except for disputed Invoices, Buyer will pay Seller within 30 days after receipt of each Invoice. If Buyer in good faith disputes the amount of any sum claimed by Seller to be due and payable by Buyer under this Agreement, Seller and Buyer shall use their best efforts to reach agreement promptly as to the amount due and payable.

         4.       Term.  The term (the "Term") of this Agreement shall commence
                  ----                  ----
on the date of this Agreement and shall terminate on the tenth (10th) anniversary of such date, subject to earlier termination as set forth in Article
5. Upon expiration of the Term, the parties may seek to enter into an additional five (5) year term, upon terms and conditions that are mutually acceptable to each party.
<

>
         5.       Termination.  This Agreement may be terminated (i) by Buyer
                  -----------
upon 30 days notice to Seller, or (ii) by either party if the other party breaches any of its material obligations or agreements hereunder, and such breaching party fails to cure such breach within 90 days of receiving written notice from the non-breaching party of such breach, provided, however, that during any cure period or any dispute pertaining to an alleged breach by either party, the parties shall continue to comply with its ongoing obligations hereunder.

         6.       Title; Risk of Loss.  Title to and the risk of loss of all
                  -------------------
Products sold to Buyer under this Agreement shall pass to Buyer at such time as such Products are placed F.O.B. carrier at Seller's facility, 607 Liberty Street, Green Bay, Wisconsin, and shall be at the risk of Buyer from and after such time. Buyer will pay for all costs of transportation from Seller's facility to Buyer's facility for any and all Products purchased by Buyer hereunder.

         7.       Force Majeure.
                  -------------

                  (a) Subject to the limitations set forth in this Agreement, in the event that either party is rendered unable by reason of a Force Majeure Event to perform, wholly or in part, any obligation set forth in this Agreement, then such obligations of such party shall be suspended or excused to the extent and during the continuance of such Force Majeure Event.

                  (b)      For the purposes of this Agreement, a "Force Majeure
                                                                  -------------
Event" shall mean any act, event or condition that causes delay in or failure of
-----
performance of obligations under this Agreement, to the extent such act, event or condition (x) is beyond the reasonable control of the party relying thereon,
(y) is not the result of any acts, omissions or delays of such party (or any third person over whom such party has control) and (z) cannot be cured, remedied, avoided, offset, negotiated or otherwise overcome by the prompt exercise of due diligence of the party relying thereon (or any third person over whom such party has control). Subject to the foregoing, Force Majeure Events shall include (i) lightning, storm, flood, typhoon, hurricane or other unusually severe weather conditions, (ii) earthquake, landslide, explosion or fire, (iii accident to or breakdown of equipment not attributable to failure to follow prudent industry operating practices (including, without limitation, a shutdown of operations in anticipation of any such breakdown), (iv) strikes and/or other work stoppage, lockout imposed by an employers' organization, or other industrial or labor shortage, or labor disputes or disturbance affecting the performance of such party, (v) acts of war (whether declared or undeclared), threat of war, mobilization or other unexpected call-up of armed forces, actions of terrorists, blockade, riot, insurrection, civil commotion, public demonstrations, revolution, coup d'etat, sabotage, vandalism or acts of public enemies, (vi) a change in law, (vii) expropriation, condemnation or compulsory acquisition of any material assets or rights or any other act, omission or default by any governmental entity which adversely affects Seller or Buyer, or any of its rights under this Agreement or any other project agreement to which it is a party, (viii) failure to obtain or renew any permit, (ix)
unavailability or interruption or reduction in the supply of fuel, raw material, or water or the supply of other utility services and materials necessary for the operation of any facility of Seller and (x) any Force Majeure Event described in the foregoing clauses (i) through (ix) affecting the performance of any entity that is a party to any material maintenance, construction, service, fuel transportation, fuel supply or other material contract relating to the ownership, operation or maintenance of any facility of Seller. In no event shall any change in the financial condition of Seller or Buyer or any change in market conditions affecting the market or the manufacture of Products constitute a Force Majeure Event hereunder.
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                                       E-3

>
                  (c) Neither Seller nor Buyer shall be liable to the other for any loss or damage arising out of or relating to the occurrence or existence of any Force Majeure Event or the inability of Seller or Buyer to perform its obligations under this Agreement to the extent such performance is excused in accordance with this Article 7. Any failure by Seller or Buyer to perform any of its obligations under this Agreement shall not constitute a breach by Seller or Buyer of any such obligations under this Agreement to the extent such performance is excused in accordance with this Article 7.

                  (d) In the event of the occurrence of a Force Majeure Event that prevents a party from performing any of its obligations hereunder, such party shall (i) promptly notify the other party in writing of such Force Majeure Event, (ii) not be entitled to suspend performance under this Agreement for any greater scope or longer duration than is required by the Force Majeure Event, (iii) use all reasonable efforts to remedy its inability to perform and to resume full performance hereunder as soon as practicable (provided, however, that such party shall not be required by this clause (iii) to settle any strike or other labor dispute on terms or to accept any condition or other governmental restriction in connection with any governmental approval that are materially adverse to such party or otherwise not commercially reasonable), (iv) keep such other party apprised of such efforts on a regular basis and (v) provide written notice of the resumption of performance hereunder.

         8.       Product Quality/Warranty.  Seller covenants and agrees that
                  ------------------------
the Product shall conform to the specifications set forth on Exhibit A, and shall be of a quality that is comparable to and consistent with the quality of the Product that Seller has supplied to Composites prior to the date of this Agreement. Except as set forth in the immediately preceding sentence, SELLER PROVIDES THE PRODUCT WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE OR WARRANTIES OF QUALITY OR PERFORMANCE.

         9.       Severability.  The invalidity of any portion of this Agreement
                  ------------
will not and shall not be deemed to affect the validity of any other provision. If any provision of this agreement is declared by a court of competent jurisdiction to be invalid, the parties agree that the remaining provisions shall be in full force and effect as if they had been executed by both parties subsequent to expungement of the invalid provision.

         10.      Limitation of Liability.  In no event shall either party be
                  -----------------------
liable to the other for damages resulting from any breach of any covenant, agreement, representation, or otherwise set forth or contained in this Agreement, in an aggregate amount that is in excess of $1,000,000 (the "Cap"); provided, however, that the Cap shall be $2,500,000 in the event that Seller (a)
--------  -------
decides to exit its current business through (i) a sale of all or substantially all of its assets, or a majority of its capital stock, or (ii) the discontinuation of its operations, and in such circumstances the Seller does not offer to sell its business to Buyer, or (b) ceases to supply the Product hereunder for any other reason (other than a Force Majeure Event) without providing Buyer at least six months notice of such discontinuance.
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                                       E-4

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         11.      Binding on Successors; Assignment.  This Agreement shall be
                  ---------------------------------
binding upon and inure to the benefit of the respective parties hereto, their legal representatives, successors, and permitted assigns. Neither Seller nor Buyer shall have the right to assign any or all of its right, title or interest in, to or under this Agreement, without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that either party may, without the prior written consent of the other party, assign all of its right, title and interest in, to and under this Agreement to a purchaser of its business or substantially all of its assets or a majority of its capital stock.

         12.      Entire Agreement.  This Agreement contains the entire
                  ----------------
Agreement of the parties with respect to the specific subject matter hereof and no representations, inducements, provisions or agreements, oral or otherwise, not embodied herein shall be of any force and effect. All other agreements between Buyer and Seller with respect to the specific subject matter hereof are terminated as of the date that this Agreement is executed.

         13.      Amendments.  This Agreement may not be amended, altered,
                  ----------
modified or supplemented at any time unless by a writing executed by the parties hereto, and all such amendments, alterations, modifications, and supplements shall, except as otherwise provided hereinafter, be binding upon all other persons interested herein.

         14.      Further Assurances.  Both parties covenant and agree that they
                  ------------------
shall execute and deliver any and all additional writings, instruments and other documents and shall take such further action as shall be reasonably required in order to effectuate the terms and conditions of this Agreement.

         15.      Waiver.  Failure to insist upon strict compliance with any
                  ------
terms, covenants or conditions herein shall not be deemed a waiver of such, nor shall any waiver or relinquishment of such right or power at any time be taken to be a waiver of any other breach. No waiver of any provision of this Agreement and no consent to any departure by Seller or Buyer herefrom shall be effective unless the same shall be in writing and signed by the party purported to have given such waiver or consent; and then any such waiver or consent shall be effective only in the specific instance and for the specified purpose for which it was given.

         16.      Captions; Counterparts.  The article headings contained in
                  ----------------------
this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement or any Article hereof. This Agreement may be executed in counterparts, all of which shall constitute one agreement binding on both parties hereto and shall have the same force and effect as an original instrument, notwithstanding that both parties may not be signatories to the same original or the same counterparts.

         17.      Notices.  Except as otherwise required herein, any notice or
                  -------
other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given upon receipt if delivered personally, or by reputable overnight courier, or if delivered by United States mail, registered or certified, postage prepaid, return receipt requested, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a
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                                       E-5

>
notice given in accordance with this Section 17):

                  if to Seller, to:

                       Kadant GranTek Inc.
                       607 Liberty Street
                       Green Bay, Wisconsin 54304
                       Attention:  President

                  if to Buyer, to:

                       LDI Composites Co.
                       1518 South Broadway
                       Green Bay, Wisconsin  54304
                       Attention:  Stephen Richardson, Vice President - Finance
                       Fax:  (763) 536-6818

         18.      Governing Law. This Agreement shall be governed and
                  -------------
interpreted in accordance with the internal laws of the State of Wisconsin. If any proceeding is brought by Seller or Buyer with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be conducted in the state and federal courts located in Madison, Wisconsin. Each of the parties hereto irrevocably waives (a) any objection which it may now or hereafter have to the venue of any such enforcement proceeding brought in such courts, and (b) any claim that any proceeding brought in any of these courts has been brought in an inconvenient forum. Service of all writs, processes and summons in any such enforcement proceeding in any of such courts may be made by any means permitted by law and, to the extent permitted by law, by the mailing of copies of the same to the addresses provided in Section 17 above.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date stated in the preamble above.

                                                  KADANT GRANTEK INC.


                                                  By:___________________________
                                                  Name:
                                                  Title:


                                                  LDI COMPOSITES CO.


                                                  By:___________________________
                                                  Name:
                                                  Title:
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                                       E-6

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                                    EXHIBIT A
                                    ---------

                           Description of the Product
                           --------------------------

Biodac-Cellulose based complex; Grey; Free Flowing; Void of any foreign matter.

Particle size - 20/70 US MESH

Moisture - <5%

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                                       E-7

>
                                    EXHIBIT B
                                    ---------

                                      Price
                                      -----

Biodac 20/70 - $70.00 per US Ton - FOB Kadant GranTek, 607 Liberty Street, Green Bay, Wisconsin

Natural Gas Surcharge - $20.00 per US Ton in bulk, effective December 1, 2005, assuming that such pricing is imposed on approximately 2/3rds of Seller's customers (based on tons supplied)


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                                       E-8

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                                                                       Exhibit F
                                                                       ---------

                         WARRANTY FUND ESCROW AGREEMENT

         This ESCROW AGREEMENT (this "Agreement") is entered into as of October ___, 2005, by and among Kadant Composites LLC, a Delaware limited liability company ("Seller"), Kadant Inc., a Delaware corporation ("Kadant"),
                    ------                                          ------
LDI Composites Co., a Minnesota corporation ("Buyer"), and National City Bank
                                              -----
(the "Escrow Agent").  Unless otherwise defined in this Agreement, all
      ------------
capitalized terms used herein shall have the meanings ascribed to them in the Asset Purchase Agreement (as defined below).

         WHEREAS, Seller, Kadant, Buyer and Liberty Diversified Industries, Inc., a Minnesota corporation, and parent corporation of Buyer, have entered into that certain Asset Purchase Agreement, dated as of the date hereof (the "Asset Purchase Agreement"), pursuant to which Seller will sell the Assets to
 ------------------------
Buyer;

         WHEREAS, pursuant to the Asset Purchase Agreement, Kadant and Seller have agreed to deposit $3,500,000 into an escrow account at the Closing (the "Warranty Fund"), which is to be disbursed by the Escrow Agent after the Closing
 -------------
in accordance with Section 10(a) of the Asset Purchase Agreement and the provisions of this Agreement; and

         WHEREAS, the Escrow Agent is willing to act as an escrow agent hereunder and to hold and disburse the Warranty Fund on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and mutual agreements contained herein and in the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Appointment and Agreement of Escrow Agent   Seller, Kadant,
                  -----------------------------------------
and Buyer hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, an escrow agent upon the terms and conditions of this Agreement.

         2.       Escrow Agent Compensation.  As compensation for its services
                  -------------------------
to be rendered under this Agreement, the Escrow Agent shall be paid a fee as set forth in Schedule A hereto and shall be reimbursed upon request for all actual expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the carrying out of its duties under this Agreement (the "Escrow Costs"). Buyer and Seller shall each pay half of the Escrow Costs for each year or any portion thereof.

         3.       Delivery of Warranty Fund.  Pursuant to the Asset Purchase
                  -------------------------
Agreement, Kadant and Seller shall deliver to the Escrow Agent, by wire transfer of immediately available funds on the date hereof, an amount of $3,500,000, representing the Warranty Fund, receipt of which is hereby acknowledged by the Escrow Agent, to be held in accordance with the terms of this Agreement. The Warranty Fund shall be held by the Escrow Agent in a separate and distinct bank account from the Escrow Amount.

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                                       F-1

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         4.       Purpose of Warranty Fund.  The Warranty Fund shall be
                  ------------------------
administered by and available to Buyer to cover Warranty Claim Costs and Expenses solely related to the Warranty Claims pursuant to Section 10(a)(ii) of the Asset Purchase Agreement for the shorter period of (a) five (5) years after the Closing Date or (b) the date on which the Warranty Fund is exhausted (such period, the "Buyer Administration Period"). The Warranty Fund shall be used
             ---------------------------
only to cover the costs or expenses of remedying Warranty claims with no right to offset against any claims for indemnification or other obligations of Seller or Kadant to Buyer under the Asset Purchase Agreement. If, during Buyer's Administration Period, a Claimant has notified Seller that Buyer has not resolved that Claimant's Warranty Claim to the reasonable satisfaction of the Claimant, Seller may take reasonable and necessary action to resolve the Warranty Claim and Seller may withdraw funds from the Warranty Fund to pay for Warranty Costs and Expenses incurred in taking such action.

         5.       Investment of Warranty Fund.  The Warranty Fund shall be
                  ---------------------------
deposited with the Escrow Agent in money market funds with earnings credited to the Warranty Fund.

         6.       Disbursement of Warranty Fund.
                  -----------------------------

                  6.1 The Escrow Agent shall not authorize or make any disbursements of the Warranty Fund, except pursuant to Sections 6.2 and 6.3 below.

                  6.2 During the Buyer Administration Period, the Escrow Agent shall only disburse the Warranty Fund, or portions thereof, upon receipt of a written instruction signed by an officer of Buyer and acknowledged by Seller or upon receipt of a written instruction signed by an officer of Seller and acknowledged by Buyer in the event that Seller shall be entitled to withdraw funds from the Warranty Fund pursuant to Section 4 above, which instruction shall certify that such funds are for a Warranty Claim under Section 10(a)(ii) of the Asset Purchase Agreement and shall set forth the amount of disbursement. Upon receipt of any such instruction, the Escrow Agent shall, as soon as practicable, but in any event within two (2) business days, disburse to Buyer such amount from the Warranty Fund, in immediately available funds by wire transfer to Buyer's bank account in accordance with wire instructions as set forth in Schedule B hereto. The Escrow Agent shall each month send to Buyer, Seller and Kadant a notice that sets forth the amount of the disbursement and an updated calculation of the then-remaining balance of the Warranty Fund.

                  6.3 At the end of the Buyer Administration Period, within five (5) business days after the end of the Buyer Administration Period the Escrow Agent shall disburse to Seller the then-remaining balance of the Warranty Fund, if any, in immediately available funds by wire transfer to Seller's bank account in accordance with wire instructions as set forth in Schedule B hereto.

         7.       Disputes.  If any dispute should arise with respect to the
                  --------
distribution or ownership or right of possession of the Warranty Fund or the duties of the Escrow Agent under this Agreement, or should any claim be made upon the Escrow Agent or the Warranty Fund by any third party, the Escrow Agent shall retain in its possession the portion of the Warranty Fund in dispute until it receives (a) written instructions signed by both Buyer and Seller directing the manner in which the disputed amount is to be distributed or (b) an order, decree or judgment of a court of competent jurisdiction. Upon receipt of such instructions or court order, decree or
<

>
judgment, the Escrow Agent shall distribute the disputed amount in accordance with those instructions or the order, decree or judgment. The Escrow Agent shall be under no duty to institute or defend any proceedings.

         8.       Escrow Agent's Rights and Responsibilities.
                  ------------------------------------------

                  8.1 Except as expressly contemplated by this Agreement or by joint written instructions from Buyer and Seller, the Escrow Agent shall not sell, transfer or otherwise dispose of in any manner all or any of the assets in the Warranty Fund, except pursuant an order of a court of competent jurisdiction.

                  8.2 The duties and obligations of the Escrow Agent shall be determined solely by this Agreement, and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be liable for any act done or omitted to be done in the absence of gross negligence or willful misconduct.

                  8.3 In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof, and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument. The Escrow Agent may assume that any person purporting to give any notice in accordance with the provisions of this Agreement has been duly authorized to do so.

                  8.4 The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                  8.5 The Escrow Agent shall have no duty as to the collection or protection of the assets in the Warranty Fund or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of the Warranty Fund actually in its possession.

                  8.6 Buyer and Seller agree, jointly and severally, to reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys' fees, incurred without gross negligence, or willful misconduct on the part of the Escrow Agent arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.

                  8.7 The Escrow Agent may at any time resign by giving 30 business days prior written notice of resignation to Buyer and Seller. Buyer and Seller may at any time jointly remove the Escrow Agent by giving 30 business days written notice signed by each of them to the Escrow Agent. If the Escrow Agent shall resign or be removed, a successor Escrow Agent, which shall be a bank or trust company having its principal executive offices in the United States of America and assets in excess of $2 billion shall be appointed by written instrument executed by Buyer and Seller and delivered to the Escrow Agent and to such successor Escrow Agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall succeed to
<

>
all the rights and obligations with respect to the Warranty Fund held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of Buyer, Seller or the successor Escrow Agent, deliver to such successor Escrow Agent the Warranty Fund and any other securities, money or property held by the predecessor Escrow Agent pursuant to this Agreement. If no successor Escrow Agent shall have been appointed within 30 business days of a notice of resignation by the Escrow Agent, the Escrow Agent's sole responsibility shall thereafter be to hold the Warranty Fund and any other securities, money or property held by the Escrow Agent pursuant to this Agreement until the earliest of its receipt of designation of a successor Escrow Agent, a joint written instruction by Buyer and Seller, or termination of this Agreement in accordance with its terms.

         9.       Termination.  This Escrow Agreement shall terminate upon the
                  -----------
final disbursement of the Warranty Fund pursuant to Section 6.3 hereof.

         10.      Miscellaneous.
                  -------------

                  10.1     Assignment; Binding Effect.  Without the prior
                           --------------------------
written consent of the other parties, the rights of any party under this Agreement shall not be assignable, except that Seller shall have the right to assign this Agreement to Kadant. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and permitted assigns.

                  10.2     Notices.  Except as otherwise required herein, any
                           -------
notice or other communication provided for or allowed hereunder shall be in writing and shall be considered to have been validly given upon receipt if delivered personally, or by reputable overnight courier, or if delivered by United States mail, registered or certified, postage prepaid, return receipt requested, to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.2):

                  if to Seller or Kadant, to:

                        Kadant Inc.
                        One Acton Place, Suite 202
                        Acton, Massachusetts 01720
                        Attention:  Sandra L. Lambert, Vice President and
                                    General Counsel
                        Fax:  (978) 635-1593

                  With a copy to:

                        Foley & Lardner LLP
                        111 Huntington Avenue, 26th Floor
                        Boston, Massachusetts 02199
                        Attention:  Thomas A. Rosenbloom, Esquire
                        Fax:  (617) 342-4001
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                                        F-4

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                  if to Buyer, to:

                        LDI Composites Co.
                        5600 North Highway 169
                        New Hope, Minnesota  55428
                        Attention:  Stephen Richardson, Vice President - Finance
                        Fax:  (763) 536-6818

                  with a copy to:

                        Kaplan, Strangis and Kaplan, P.A.
                        90 South Seventh Street, Suite 5500
                        Minneapolis, Minnesota  55402
                        Attention:  Robert T. York
                        Fax:  (612) 375-1143

                  if to the Escrow Agent, to:

                        National City Bank
                        c/o Allegiant Asset Management
                        200 Public Square, 5th Floor
                        Cleveland, Ohio 44114
                        Attention: James Schultz, Vice President
                        Fax: (216) 222-7044

                  10.3     Governing Law; Jurisdiction and Service of Process.
                           --------------------------------------------------
This Agreement shall be governed and interpreted in accordance with the internal laws of the State of Minnesota. If any proceeding is brought by Seller or Kadant with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be conducted in the state and federal courts located in Minneapolis, Minnesota. If any proceeding is brought by Buyer with respect to this Agreement or the transactions described herein or contemplated hereby, it shall be conducted in the state and federal courts located in Boston, Massachusetts. Each of the parties hereto irrevocably waives (a) any objection which it may now or hereafter have to the venue of any such enforcement proceeding brought in such courts, and (b) any claim that any proceeding brought in any of these courts has been brought in an inconvenient forum. Service of all writs, processes and summons in any such enforcement proceeding in any of such courts may be made by any means permitted by law and, to the extent permitted by law, by the mailing of copies of the same to the addresses provided in Section 10.2 above.

                  10.4     Amendments.  This Agreement may be modified or
                           ----------
amended only by a separate writing signed by the parties.

                  10.5     Severability; Waivers.  The invalidity or
                           ---------------------
unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, nor shall any waiver as to one event constitute a waiver as to any other event.
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                                        F-5

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                  10.6     Waiver of Jury Trial.  THE PARTIES HEREBY IRREVOCABLY
                           --------------------
WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO
THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

                  10.7     Entire Agreement.  This Agreement, the Asset Purchase
                           ----------------
Agreement and the Holdback Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof.

                  10.8     No Third Party Beneficiaries.  This Agreement is
                           ----------------------------
exclusively for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right.

                  10.9     Headings.  Sections or other headings contained in
                           --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  10.10    Counterparts.  This Agreement may be executed in two
                           ------------
or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by themselves or by their respective officers duly authorized.


                                     KADANT COMPOSITES LLC.

                                     By:________________________________________
                                     Name:
                                     Title:


                                     KADANT INC.

                                     By:________________________________________
                                     Name:
                                     Title:


                                     LDI COMPOSITES CO.

                                     By:________________________________________
                                     Name:
                                     Title:
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                                        F-6

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                                     NATIONAL CITY BANK, AS ESCROW AGENT

                                     By:________________________________________
                                     Name:
                                     Title:

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                                        F-7

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                                   SCHEDULE A
                                   ----------

                            ESCROW AGENT COMPENSATION


REVIEW, ACCEPTANCE AND SET UP FEE                                   $   500.00
For providing initial review of the Escrow Agreement and all supporting documents and for initial services associated with establishing the account. This is a one (1) time fee payable upon the opening of the account.

I.       Annual Administrative Fee (payable in advance)             $ 2,500.00





EXTRAORDINARY SERVICES:

For any services other than those covered by the aforementioned, a special per hour charge will be made commensurate with the character of the service, time required and responsibility involved. Such services include but are not limited to excessive administrative time, specialized reports, record keeping, unusual certifications, etc.

FEE SCHEDULE IS SUBJECT TO ANNUAL REVIEW AND ADJUSTMENT, or as terms of the agreement may be amended from time to time. This Schedule A is incorporated by reference into the Escrow Agreement.

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                                        F-8

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                                   SCHEDULE B
                                   ----------

                                WIRE INSTRUCTIONS


To Buyer:
--------

         Account Name:              Liberty Diversified Industries, Inc.
         Account Number:            150250092742
         Bank Name:                 US Bank
         Bank ABA#:                 091000022


To Seller:
---------

         Account Name:              Kadant Composites LLC
         Account Number:            530-960176
         Bank Name:                 JP Morgan Chase Bank
         Bank ABA#:                 021000021
         Immediate Telephone
         Advice:                    Neil Sweeny, VP, JP Morgan Chase Bank
         Telephone number:         (617) 310-0435

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